SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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COMMONWEALTH BIOTECHNOLOGIES, INC.

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COMMONWEALTH BIOTECHNOLOGIES, INC.

601 Biotech Drive

Richmond, Virginia 23235

(804) 648-3820

To our Shareholders:

It is my pleasure to invite you to attend a special meeting of shareholders to be held at 10:00 a.m. on                     ,                     , 2010. The meeting will be held electronically via telecom.

At the special meeting, you will be asked to approve an issuance of 77,889,871 shares of CBI common stock in exchange for the acquisition of all of the outstanding common stock of Wise Century Group Limited (“Wise Century”), a Hong Kong company. Wise Century is the wholly-owned subsidiary of Asia Peptide Limited, a British Virgin Islands company (“Asia Peptide”) and the parent of Shanghai-based GL Biochem (Shanghai) Ltd and its associated businesses GL Biochem (Danyang) Ltd, GL Peptide (Binhai) Ltd and GL Peptide (Shanghai) Ltd (collectively, the “GL Group”). This acquisition will occur subject to the terms of a Share Exchange Agreement, dated as of December 28, 2009, by and between Wise Century, Asia Peptide and CBI. CBI’s Board of Directors recommends the approval of this proposal.

In addition, you will be asked to act on such other business as may properly come before the special meeting.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the acquisition. Whether or not you plan to attend the special meeting, CBI urges you to read this material carefully.

Sincerely,

/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chief Operating Officer and Acting Secretary

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO JOIN THE SPECIAL MEETING OF SHAREHOLDERS VIA TELECOM, CBI URGES YOU TO VOTE AND SUBMIT YOUR PROXY BY TELEPHONE, THE INTERNET OR BY MAIL. IF YOU ARE A REGISTERED SHAREHOLDER AND JOIN THE MEETING VIA TELECOM, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES AT THE TELECOM MEETING. IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER AND WANT TO VOTE YOUR SHARES AT THE MEETING, PLEASE CONTACT YOUR BANK OR BROKER TO OBTAIN A LEGAL PROXY.

COMMONWEALTH BIOTECHNOLOGIES, INC.

601 Biotech Drive

Richmond, Virginia 23235

(804) 648-3820

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON                     ,                     , 2010

NOTICE IS HEREBY GIVEN that a special meeting of shareholders, including any adjournments or postponements thereof, of Commonwealth Biotechnologies, Inc., a Virginia corporation (“CBI”), will be held at 10:00 a.m. Eastern Time, on                     ,                     , 2010, via telecom, for the following purposes:

•

To consider and vote upon a proposal to effect an issuance of 77,889,871 shares of CBI common stock, without par value per share (the “Acquisition Shares”), in exchange for the acquisition of all of the outstanding common stock of Wise Century Group Limited (“Wise Century”), a Hong Kong company. Wise Century is the wholly-owned subsidiary of Asia Peptide Limited, a British Virgin Islands company (“Asia Peptide”) and the parent of Shanghai-based GL Biochem (Shanghai) Ltd and its associated businesses GL Biochem (Danyang) Ltd, GL Peptide (Binhai) Ltd and GL Peptide (Shanghai) Ltd (collectively, the “GL Group”). This acquisition will be accomplished pursuant to a Share Exchange Agreement, dated as of December 28, 2009 (the “Share Exchange Agreement”), by and between Wise Century, Asia Peptide and CBI (the “Acquisition”).

•	To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

CBI’s Board of Directors has fixed the close of business on January 26, 2010 as the date for which its shareholders are entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. This proxy statement is dated February     , 2010 and is first being mailed to CBI’s shareholders on or about February     , 2010. Only the holders of record of CBI common stock on January 26, 2010 are entitled to have their votes counted at the special meeting and any adjournments or postponements thereof. CBI will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement by its Board of Directors.

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. CBI’s Board of Directors recommends that you vote “FOR” the proposal to effect an issuance of its common stock which will result in the completion of the Acquisition.

By order of the Board of Directors,

/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chief Operating Officer and Acting Secretary

QUESTIONS AND ANSWERS ABOUT THE MATTERS SUBJECT TO VOTE

What is being voted on?

You are being asked to consider and vote upon a proposal to effect the issuance of the Acquisition Shares in exchange for CBI’s receipt of all of the outstanding common stock of Wise Century.

You may vote if you owned shares of CBI common stock as of the close of business on January 26, 2010. Each share of common stock is entitled to one vote. As of January 26, 2010, CBI had 9,906,338 shares of common stock outstanding.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you join the meeting via telecom and vote or if you properly return a proxy by Internet, telephone or mail. In order for CBI to conduct its meeting, a majority of our outstanding shares of common stock as of January 26, 2010 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting, but will have no effect on the outcome of the voting on the Acquisition proposal.

Why is CBI proposing the Acquisition?

CBI’s strategy going forward will be to focus on the peptide therapeutics sector of its business. To that end, on November 2, 2009, CBI sold its two biotechnology and genetic testing business assets, CBI Services and Fairfax Identity Laboratories, respectively, to Bostwick Laboratories, Inc. The CBI corporate office remains in Richmond, and the company retained its real estate assets in Richmond. CBI also retained its operating subsidiary in Melbourne, Australia, Mimotopes, Pty Ltd (“Mimotopes”). Mimotopes is a drug discovery company specializing in peptide based products and services.

To implement its peptide therapeutics strategy, CBI pursued an initial inquiry from GL Biochem (Shanghai) Ltd. to purchase the assets of Mimotopes. As discussions progressed, the parties negotiated a share exchange transaction. This culminated on December 28, 2009, when CBI entered into the Share Exchange Agreement to acquire all of the outstanding common stock of Wise Century. Wise Century is a holding company that is the parent of Shanghai-based GL Biochem (Shanghai) Ltd and its associated businesses GL Biochem (Danyang) Ltd, GL Peptide (Binhai) Ltd and GL Peptide (Shanghai) Ltd (collectively, the “GL Group”). Under the Share Exchange Agreement, CBI will receive all of the outstanding common stock of the GL Group’s holding company, Wise Century, from its sole shareholder, Asia Peptide. In exchange, CBI will issue to Asia Peptide the Acquisition Shares (78% of its then-outstanding shares, on a fully diluted basis). Closing is expected to occur promptly after CBI obtains shareholder approval for the Acquisition.

What vote is required to approve the Acquisition?

Approval of the Acquisition requires the affirmative vote of at least two-thirds of all votes entitled to be cast on the Acquisition proposal.

Why is CBI seeking approval for the Acquisition?

Virginia Code §13-718 provides that transactions such as the one contemplated by the Acquisition proposal must first be adopted by the board of directors, then submitted to the shareholders for approval. §13.718 further provides that unless otherwise provided in a company’s articles of incorporation, a transaction such as the one contemplated by the Acquisition proposal must be approved by at least two-thirds of the votes entitled to be cast on the proposal. CBI’s Articles of Incorporation do not alter the two-thirds voting requirement. CBI’s Board of Directors has adopted the Share Exchange Agreement and is now submitting it to CBI’s shareholders in accordance with Virginia Code §13.1-718 with the recommendation that the Acquisition proposal be approved.

What will I receive in the Acquisition?

Holders of CBI common stock will continue to hold the CBI securities they currently own. CBI is simply acquiring all of the outstanding common stock of Wise Century from Asia Peptide. Asia Peptide will receive all of the Acquisition Shares being issued by CBI in the Acquisition.

Who will manage CBI upon completion of the Acquisition?

Upon completion of the Acquisition, Dr. Hongyan Xu will be appointed as the Chairman, President, Chief Executive Officer, and Secretary of CBI.

How is CBI paying for the Acquisition?

At the closing, CBI will issue to Asia Peptide the Acquisition Shares. The pricing for this transaction was determined through negotiations between Asia Peptide and CBI. The closing price of CBI common stock on January 26, 2010 was $0.35 per share, and the market value of the shares to be issued to Asia Peptide, at the close of business on January 26, 2010, was approximately $27,261,455.

The Acquisition will result in Asia Peptide owning 78% of CBI’s outstanding common stock on a post-closing, fully diluted basis. The number of shares of CBI common stock to be issued to Asia Peptide reflects the determination of CBI’s Board of Directors and the Board of Directors of Asia Peptide of the relative long-term worth of CBI and Wise Century after the Acquisition.

How Will the Acquisition Affect CBI’s Current Shareholders?

If the Acquisition is consummated, CBI will issue the Acquisition Shares to Asia Peptide as consideration for the shares of Wise Century. If this occurs, Asia Peptide will own 78% of CBI’s outstanding common stock. No other stockholder (based on current holdings) will own more than 5% of CBI’s common stock.

What happens if the Acquisition is not approved?

If the Acquisition is not approved by CBI’s shareholders, then CBI will not consummate the Acquisition upon the terms currently contemplated by the Share Exchange Agreement.

When do you expect the Acquisition to be completed?

CBI currently anticipates that it will close the Acquisition promptly after CBI receives shareholder approval of the Acquisition.

How do I vote before the meeting?

If you are a registered shareholder, meaning that you hold your shares in certificate form, you have three voting options:

•	Over the Internet, which CBI encourages if you have Internet access, at the address shown on your proxy card;

•	By phone, by calling 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions; or

•	By mail, by completing, signing and returning the enclosed proxy card.

If you hold your shares through an account with a bank or broker, your ability to vote by the Internet depends on their voting procedures. Please follow the directions that your bank or broker provides.

How can I attend the telecom meeting?

The meeting is open to all holders of the Company’s common stock as of January 26, 2010. To join the telecom meeting you must register by 12:00 noon eastern time on                 , 2010. You may register by calling 1-800-735-9224 or 1-804-648-3820, or you may send an email to shareholder@cbi-biotech.com indicating your wish to register for the special shareholder meeting. After registering, you will be provided with the necessary dial-in instructions no later than                     , 2010.

May I vote at the meeting?

You may vote your shares at the telecom meeting if register for and join the telecom meeting as instructed above. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting. A legal proxy is an authorization from your bank or broker to vote the shares it holds in its name for your benefit on the records of CBI’s transfer agent. Even if you plan to join the telecom meeting, CBI encourages you to vote your shares by proxy. You may vote by proxy through the Internet, by telephone or by mail.

Can I change my mind after I return my proxy?

You may change your vote at any time before the polls close at the conclusion of voting at the meeting. You may do this by:

•	signing another proxy card with a later date and returning it to CBI before the meeting;

•	voting again over the Internet prior to 11:59 p.m., Eastern Time, on , 2010;

•	voting again via the telephone prior to 11:59 p.m., Eastern Time, on , 2010; or

•	voting at the meeting if you are a registered shareholder or have obtained a legal proxy from your bank or broker.

What if I return my proxy card but do not provide voting instructions?

Proxies that are signed and returned but do not contain instructions will be voted FOR the Acquisition and in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting.

SUMMARY

This summary discusses the material items of the Acquisition proposal which is also described elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which this proxy statement refers you. See “Where You Can Find More Information.”

Acquisition of Wise Century

Wise Century is a holding company that is the parent company of the GL Group. The GL Group is the largest global supplier of research-grade peptide products and peptide reagents. At present, the GL Group is focused on the fast-growing market for research-grade peptides and peptide therapeutics. Bionest estimates the worldwide market for custom peptides to be between $550 million and $990 million in 2010. Upon completion of the Acquisition, CBI believes that it will be able to cater to the outsourcing requirements of universities, research institutes and pharmaceutical biotechnology companies for reagents as well as research and development services.

CBI’s Reasons for the Acquisition and Recommendation of CBI’s Board of Directors

After consideration of a large variety of factors, CBI’s Board of Directors has concluded that the Acquisition is in the best interests of its shareholders. In approving the Share Exchange Agreement, CBI’s Board of Directors relied on information (including financial information) relating to Wise Century, the regulatory environment and the industry fundamentals.

In evaluating the Acquisition, CBI’s Board of Directors considered a wide variety of factors – some quantitative and some qualitative. Given their potential significance, the qualitative factors were weighed significantly by the Board of Directors in connection with its evaluation of the Acquisition. Some of the positive and negative factors considered by the Board are described below:

Positive Factors

•	CBI management believes that Wise Century, as the parent company of the GL Group, will enhance top-line revenues on a post-closing basis;

•	The GL Group has an extensive client list, a highly regarded brand in the industry, and is led by an experienced executive team;

•

Dr. Hongyan Xu, Founder, Chairman and Chief Executive Officer of the GL Group and an experienced executive, will assume the positions of Chairman, President, Chief Executive Officer, Secretary and Director of CBI following the completion of the Acquisition.

•	The GL Group offers CBI an existing, world-wide sales force;

•

Over the past five years, the GL Group has achieved compound annual revenue growth of over 40% and despite the global economic downturn, the GL Group reported a 20% increase in revenues in the first half of 2009 compared to the same period in 2008; and

•	Upon completion of the Acquisition, CBI believes that it will be the largest supplier of pre-clinical peptide reagents and custom peptide synthesis services in the world.

Negative Factors

•	Time differences and physical distance between CBI, Wise Century and the GL Group pose significant logistic considerations;

•	One aspect of the GL Group’s business (custom peptides) is highly competitive, and pricing is impacted as a result; and

•

The consideration to be paid to Asia Peptide for Wise Century’ common stock (77,889,871 shares of CBI’s common stock) represents a majority of CBI’s outstanding common stock. Asia Peptide will own 78% of CBI on a post-closing basis, fully-diluted basis, resulting in a change in control of CBI.

Board of Directors’ Recommendation

After careful consideration, CBI’s Board of Directors has determined that the Acquisition is fair to, and in the best interests of CBI’s shareholders. Accordingly, CBI’s Board has approved and declared advisable the Acquisition, and recommends that you vote or instruct your vote to be cast “FOR” the approval of the Acquisition.

INFORMATION ABOUT WISE CENTURY

Introduction

Wise Century is the parent company of the GL Group, a global supplier of research-grade peptide products and peptide reagents. The GL Group has achieved rapid growth without debt financing and has expanded the scale and scope of its operations using only its own free cash flow. The GL Group currently employs over 800 staff, including over 350 chemists directly involved in peptide synthesis. The GL Group operates a 35,000 square foot manufacturing facility and a 120,000 square foot manufacturing facility in Shanghai.

Industry Overview

The GL Group provides products and services in pre-clinical peptide reagent, custom peptide synthesis and therapeutic peptide markets. The worldwide market for custom peptides is projected to grow at an annual average rate of 11.9%, placing the value of the market at up to $1 billion in 2010. The market for therapeutic peptides is estimated at more the 13.4 billion in 2010.

Custom Peptide Synthesis

The major users of custom peptides are distributed throughout the life sciences sector and include biotechnology companies, pharmaceutical companies, universities, hospitals, and government laboratories. There are two general sources for peptides. Companies either have a catalog business, where products are made in advance and stored, or a custom manufacturing business where products are generated on an “as needed” basis. Wise Century has both sources for peptides.

The GL Group has achieved its position in the research grade custom peptide industry by exploiting its scale of production, cumulative experience, competitive labor costs and the manufacture of it own materials. The GL Group sells a portion of its custom peptide and reagent products directly to the public, but also generates revenues through an original equipment manufacturer (“OEM”) strategy, whereby peptides or reagents produced by the GL Group are sold to other peptide or chemical companies and retailed under the other company’s brand name.

Peptide Therapeutics

According to the Genetic Engineering News, the 2010 market for therapeutic peptides is estimated at over $13.4 billion in 2010. To exploit this market, biotechnology and pharmaceutical companies are actively pursuing the development of a variety of peptide-based technologies, peptide manufacturing technologies, and drug delivery methods. Their role as mediators of key biological functions and their unique intrinsic properties make them particularly attractive therapeutic agents. Peptides show high biological activity associated with low toxicity and high specificity. The benefits conferred by these characteristics include little unspecific binding to molecular structures other than the desired target, minimization of drug-drug interactions and less accumulation in tissues reducing risks of complications due to intermediate metabolites. Additionally, compared to small molecules, peptides offer valuable chemical and biological diversity on which intellectual property is still available. As a result, pharmaceutical companies are increasingly considering peptides in their product pipelines.

GL Group Technology

The GL Group provides high-quality peptides to universities, research institutes, biotechnology companies and pharmaceutical companies. The company has over 350 chemists directly involved in peptide synthesis, with an additional 100 technicians in HPLC purification.

Products and Services

CBI and the GL Group develop, manufacture, market and distribute peptides, peptide reagents and related services for the life-science sector. The combined offerings of CBI and the GL Group would include:

•	Research-grade peptides: custom-made peptide molecules for biological research and drug development applications;

•	Peptide Libraries: large numbers of peptides produced in small quantities for various screening applications in immunology and drug discovery;

•	Catalogue Peptides: commonly requested off-the shelf peptides, typically for pharmaceutical or research applications;

•	Peptide Reagents: including amino acids, peptide coupling reagents, protecting reagents and linkers for peptide synthesis; and

•	Antibodies: tailored monoclonal and polyclonal antibody production services for immunology applications.

Competition

There are approximately 90 suppliers of custom peptides worldwide. While the number of competitors is limited, there are a number that offer heavily discounted pricing. For low purity compounds, the market is extremely price sensitive almost to the point of being commoditized.

There is also an extensive list of university-based core facilities that offer peptide synthesis services. Since these core facilities are typically subsidized by the university and have minimal overhead costs, they can undercut the market with heavily discounted pricing. However, university-based core facilities are generally slow, and, frequently, do not provide the quality available from other commercial sources.

Of the approximately 90 companies supplying custom peptides worldwide, the GL Group and CBI believe that only about 11 can deliver peptide libraries. Most of those provide only solid phase libraries or arrays (not testable for biological functions).

Risk of Loss and Liability Insurance

Neither Wise Century nor the GL Group currently maintain any form of insurance. However, CBI maintains all insurance in types and amounts which are customary in the industry for operations of its scope. This will continue post-closing, appropriately adjusted for scale and scope.

Employees

As of January 26, 2010, Wise Century had a total of 800 employees, all of which were full-time. At such date, all of Wise Century’ full time employees were salaried. In addition, 650 of Wise Century’ employees performed production functions and the remaining 150 performed management, administration or sales and marketing functions. Wise Century has never had a work stoppage and management characterizes its relations with its employees as good.

Litigation

Wise Century is not currently involved in any pending material legal proceedings. Wise Century, however, may be subject to litigation from time to time in the ordinary course of its business.

Indebtedness

Neither Wise Century nor the GL Group currently have any significant long or short-term indebtedness. Please refer to the GL Group’s financial information attached as Exhibit A hereto.

Facilities

Wise Century operates 35,000 square foot and 120,000 square foot manufacturing facilities in Shanghai and is in the process of jointly commissioning a third Shanghai manufacturing facility.

SELECTED FINANCIAL INFORMATION

The following tables present financial data after giving effect to the completion of the Acquisition, for the period ended September 30, 2009.

	For the Period Ended September 30, 2009
	Commonwealth Biotechnologies	GL Biochem	Pro Forma Adjustments	Combined Pro Forma

Operational Data:
Revenues:	$2,030,663	$3,119,483	$—	$5,150,146
Net loss	$(633,204)	$376,537	$—	$(256,667)
Basic and diluted loss per common share	$(0.20)	$0.01	$—	$—

Balance Sheet Data:
Total Current Assets	$1,442,650	$8,280,098	$—	$9,722,748
Total Assets	$7,870,843	$14,492,136	$5,565,559	$27,928,538
Total Current Liabilities	$4,631,890	$4,457,695	$—	$9,089,585
Total Liabilities	$7,158,650	$4,457,695	$—	$11,616,345
Total Stockholders’ Equity	$712,193	$10,034,441	$5,565,559	$16,312,193

THE SPECIAL MEETING

The Special Meeting

CBI is furnishing this proxy statement to you as part of the solicitation of proxies by its Board of Directors for use at the special meeting in connection with the Acquisition. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting will be held at 10:00 a.m., Eastern Time, on                     ,                     , 2010, via telecom.

Purpose of the Special Meeting

At the special meeting, the holders of CBI’s common stock are being asked to approve a proposal to effect the issuance of the Acquisition Shares in exchange for the acquisition of the outstanding common stock of Wise Century, the parent company of the GL Group, pursuant to the Share Exchange Agreement, dated as of December 28, 2009.

CBI’s Board of Directors:

•	has determined that the Acquisition is fair to and in the best interests of CBI and its shareholders;

•	has approved and declared advisable the Acquisition; and

•

recommends that the holders of CBI common stock vote “FOR” the proposal to effect the issuance of the Acquisition Shares in exchange for the acquisition of the outstanding common stock of Wise Century.

Record Date; Who is Entitled to Vote

The “record date” for the special meeting is January 26, 2010. Record holders of CBI common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 9,906,338 outstanding shares of CBI common stock. Each share of CBI common stock is entitled to one vote per share at the special meeting.

Voting Your Shares

Each share of CBI common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of CBI common stock that you own. There are four ways to vote your shares of common stock at the special meeting:

•

you can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted, as recommended by CBI’s Board of Directors, “FOR” the approval of the Acquisition proposal;

•	you can vote your shares via the Internet at the address shown on your proxy card;

•	you can vote your shares by phone by calling 1-800-690-6903 using any touch-tone telephone to transmit your voting instruction; or

•

you can register for and join the special meeting and vote your shares via telecom. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way CBI can be sure that the broker, bank or nominee has not already voted your shares.

IF YOU DO NOT VOTE YOUR SHARES OF COMMON STOCK IN ANY OF THE WAYS DESCRIBED ABOVE, IT WILL HAVE NO EFFECT ON THE ACQUISITION.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Richard J. Freer, Ph.D., CBI’s Chief Operating Officer and Acting Secretary, at (804) 648-3820.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the approval of the Acquisition. Under CBI’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting, if they are not included in the notice of the meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	You may send another proxy card with a later date;

•	You may vote again over the Internet prior to 11:59 p.m., Eastern Time, on , 2010;

•	You may vote again via the telephone prior to 11:59 p.m., Eastern Time, on , 2010; or

•	You may register for and join the special meeting and vote your shares via telecom.

Quorum

Your shares are counted as present at the meeting if you join the telecom meeting and vote via telecom or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of January 26, 2010 must be present in person or by proxy. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

Vote Required

The approval of the Acquisition will require the affirmative vote of two-thirds of the total votes entitled to vote on the proposal. If you abstain from voting or do not vote, either via telecom or by proxy or by voting instruction, it will have no effect on the approval of the Acquisition.

Abstentions and Broker Non-Votes

If your broker holds your CBI shares in its name and you do not give the broker voting instructions, under the applicable rules, your broker may not vote your shares on the proposal to approve the Acquisition. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum, and will have no effect on the Acquisition.

Solicitation Costs

CBI is soliciting proxies on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. CBI and its directors and officers may also solicit proxies in person, by telephone or by other electronic means. These persons will not be paid for doing this. CBI has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance necessary. CBI will pay all fees and expenses related to the retention of any proxy solicitation firm. CBI will ask banks, brokers and other institutions, nominees and fiduciaries to forward CBI’s proxy statement materials to their principals and to obtain their authority to execute proxies and voting instructions. CBI will reimburse them for their reasonable expenses.

THE ACQUISITION PROPOSAL

The discussion in this proxy statement of the Acquisition and the principal terms of the Share Exchange Agreement dated as of December 28, 2009, by and between Wise Century, Asia Peptide, and CBI is subject to, and is qualified in its entirety by reference to, the Share Exchange Agreement. A copy of the Share Exchange Agreement is attached as Exhibit B to this proxy statement and is incorporated in this proxy statement by reference.

General Description of the Acquisition

Pursuant to the Share Exchange Agreement, CBI will acquire 1,000 shares of Wise Century common stock, constituting 100% of the outstanding common stock of Wise Century, from Asia Peptide, Wise Century’s sole shareholder and parent company.

Background of the Acquisition

The terms of the Share Exchange Agreement are the result of active negotiations between representatives of the GL Group and CBI. The following is a brief discussion of the background of these negotiations, the Acquisition and related transactions.

•	On March 11, 2009, Dr. Hongyan Xu contacted CBI about the possible acquisition of Mimotopes.

•	On March 27, 2009, Dr. Nick Ede, CEO of Mimotopes visited the GL Group and reviewed its facilities and capabilities.

•	On March 28, 2009, CBI and the GL Group began formal discussion of the acquisition of the GL Group by CBI in a stock-for-stock transaction.

•	On June 3, 2009, CBI and the GL Group signed a non-binding term sheet outlining the agreed terms and contingencies for the transaction.

•	From June 2009 through August 2009, CBI and the GL Group continued to negotiate terms necessary to complete the Acquisition.

•	On August 8, 2009, Dr. Hongyan Xu visited CBI to review capabilities and inspect the Richmond real estate asset.

•	On September 3, 2009, CBI and the GL Group signed a conditional share purchase agreement further defining the terms of the transaction.

•	On September 7, 2009, Dr. Xu visited Mimotopes to review their facilities and capabilities.

•	On December 21, 2009 the Board of Directors of CBI approved the Share Purchase Agreement and authorized management to move as quickly as possible to closing.

•	On December 28, 2009, CBI, Wise Century and Asia Peptide executed the Share Purchase Agreement.

CBI, on one hand, and Asia Peptide, on the other hand, were separately represented by counsel in all proceedings relating to the proposed transaction.

Necessity for Shareholder Approval

Virginia Code §13-718 provides that transactions such as the one contemplated by the Acquisition proposal must first be adopted by the board of directors, then submitted to the shareholders for approval. §13.718 further provides that unless otherwise provided in a company’s articles of incorporation, a transaction such as the one contemplated by the Acquisition proposal must be approved by at least two-thirds of the votes entitled to be cast on the proposal. CBI’s Articles of Incorporation do not alter the two-thirds voting requirement. CBI’s Board of Directors has adopted the Share Exchange Agreement and is now submitting it to CBI’s shareholders in accordance with Virginia Code §13.1-718 with the recommendation that the Acquisition proposal be approved.

CBI’s Reasons for the Acquisition and Recommendation of CBI’s Board of Directors

CBI’s Board of Directors has concluded that the Acquisition is in the best interests of its shareholders. In approving the Share Exchange Agreement, CBI’s Board of Directors relied on information (including financial information) relating to the GL Group and its parent company Wise Century, the regulatory environment and the industry fundamentals.

In addition, CBI’s Board of Directors considered a wide variety of factors in connection with its evaluation of the Acquisition. In light of the complexity of those factors, the Board of Directors did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its decision. Some of the positive and negative factors considered by the Board are described below:

Positive Factors

•	CBI management believes that Wise Century, as the parent company of the GL Group, will enhance top-line revenues on a post-closing basis;

•	The GL Group has an extensive client list, a highly regarded brand in the industry, and is led by an experienced executive team;

•

Dr. Hongyan Xu, Founder, Chairman and Chief Executive Officer of the GL Group and an experienced executive, will assume the positions of Chairman, President, Chief Executive Officer, and Secretary of CBI following the completion of the Acquisition;

•	The GL Group offers CBI an existing, world-wide sales force;

•

Over the past five years, the GL Group has achieved a compound annual revenue growth of over 40% and despite the global economic downturn, the GL Group reported a 20% increase in revenues in the first half of 2009 compared to the same period in 2008; and

•	Upon completion of the Acquisition, CBI believes that it will be the largest supplier of pre-clinical peptide reagents and custom peptide synthesis services in the world.

Negative Factors

•	Time differences and physical distance between CBI, Wise Century and the GL Group pose significant logistic considerations;

•	One aspect of the GL Group’s business (custom peptides) is highly competitive, and pricing is impacted as a result; and

•

The consideration to be paid to Asia Peptide for Wise Century’ common stock (                     shares of CBI’s common stock) represents a significant portion of CBI’s outstanding common stock. Asia Peptide will own 78% of CBI on a post-closing basis, giving them control of a majority of the outstanding CBI shares.

Alternative Transactions

CBI’s Board of Directors considered pursuing other possible acquisitions, but CBI believed that the Acquisition was a better opportunity for CBI. CBI’s Board of Directors also considered the alternative of not approving the Acquisition. The option of not approving any transaction was not, in the Board’s exercise of sound business judgment, as favorable to CBI or its shareholders as the Acquisition.

Business Synergy

With respect to the Acquisition, CBI’s Board of Directors felt that the GL Group and CBI have compatible existing business models and that the combination of the two companies as contemplated by the Share Exchange Agreement and related documents will result in certain management and operational efficiencies that would not have been otherwise achieved by each company acting alone including the ability to access less expensive materials and more timely product delivery. In addition, the Board of Directors believes that the Acquisition will help position CBI to handle the continued growth of the peptide market and will assist CBI in furthering its overall business strategy.

Appraisal or Dissenters Rights

No appraisal rights are available under the Virginia Stock Corporation Act for CBI’s shareholders in connection with the Acquisition.

Conflicts of Interest

None of CBI’s current officers or directors have a conflict of interest in relation to the approval of the Acquisition.

Material U.S. Federal Income Tax Consequences of the Acquisition

The following discusses the material U.S. federal income tax consequences of the Acquisition to CBI and its shareholders. CBI does not anticipate any federal income tax effect to its security holders as a result of the financing. This discussion is based on the United States Internal Revenue Code of 1986, as amended (the “Code”). CBI’s security holders will continue to hold their securities and, as a result will not recognize any gain or loss from the Acquisition. The conclusions expressed above are based on current United States tax law. Future legislative, administrative or judicial changes or interpretations, which can apply retroactively, could affect the accuracy of those conclusions. No rulings have been or will be sought from the Internal Revenue Service concerning the tax consequences of the transactions contemplated by the Share Exchange Agreement. The discussion does not address all of the tax consequences that may be relevant to particular taxpayers in light of their personal circumstances or to taxpayers subject to special treatment under the Code. Such taxpayers include non-U.S. persons, insurance companies, tax-exempt entities, dealers in securities, banks and persons who acquired their shares of capital stock pursuant to the exercise of employee options or otherwise as compensation.

BECAUSE OF THE COMPLEXITY OF THE TAX LAWS, AND BECAUSE THE TAX CONSEQUENCES TO ANY PARTICULAR SHAREHOLDER MAY BE AFFECTED BY MATTERS NOT DISCUSSED ABOVE, EACH CBI SHAREHOLDER IS URGED TO CONSULT A TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTION CONTEMPLATED BY THE SHARE EXCHANGE AGREEMENT TO HIM, HER OR IT, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL AND NON-U.S. TAX LAWS, AS WELL AS FEDERAL TAX LAWS.

Regulatory Matters

The Acquisition and the transaction contemplated by the Share Exchange Agreement are not subject to any material federal or state regulatory requirement or approval, other than that described in this proxy statement relating to Virginia law.

Consequences if the Acquisition is Not Approved

If the Acquisition is not approved by CBI’s shareholders, then CBI will not consummate the Acquisition upon the terms currently contemplated by the Share Exchange Agreement.

Required Vote

To be approved by the shareholders, the proposal to approve the Acquisition must receive the affirmative votes of two-thirds of the votes entitled to vote on the Acquisition proposal. Abstentions are treated as shares present or represented and entitled to vote at the special meeting and will have the same effect as a vote against this proposal. Broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ACQUISITION PROPOSAL TO PURCHASE THE OUTSTANDING COMMON STOCK OF WISE CENTURY FROM ASIA PEPTIDE PURSUANT TO THE TERMS OF THE SHARE EXCHANGE AGREEMENT.

THE SHARE EXCHANGE AGREEMENT

The following summary of the material provisions of the Share Exchange Agreement is qualified by reference to the complete text of the Share Exchange Agreement, a copy of which is attached as Exhibit B to this proxy statement. All shareholders are encouraged to read the Share Exchange Agreement in its entirety for a more complete description of the terms and conditions of the Acquisition.

Structure of the Acquisition

At the effective time of the Acquisition, Wise Century will become a wholly-owned subsidiary of CBI and will continue as the parent holding company of the GL Group. CBI will, in turn, be 78% owned by Asia Peptide.

Purchase Price Payments

At the closing, CBI will deliver to Asia Peptide the Acquisition Shares, in exchange for all of the outstanding common stock of Wise Century. The closing price of CBI’s common stock on January 26, 2010 was $0.35 per share and the market value of the shares to be issued to Asia Peptide, at the close of business on January 26, 2010 was approximately $27,261,455 million. The number of shares of CBI’s common stock to be issued to Asia Peptide reflects CBI’s Board of Directors’ and Asia Peptide’s determination of the relative long-term worth of CBI after the Acquisition.

Closing of the Acquisition

Subject to the provisions of the Share Exchange Agreement, the closing of the Acquisition will take place promptly following the date that CBI’s shareholders approve the Acquisition, or at such other time as the parties may agree.

Representations and Warranties

The Share Exchange Agreement contains a number of representations and warranties that Asia Peptide, Wise Century and CBI have made to each other. These representations and warranties relate to:

•	organization, qualification and corporate power;

•	capitalization;

•	noncontravention;

•	broker’s fees;

•	title to assets;

•	financial statements;

•	lack of material adverse changes;

•	undisclosed liabilities;

•	legal compliance;

•	taxes;

•	real property;

•	intellectual property;

•	insurance;

•	litigation;

•	environment, health and safety matters;

•	employment;

•	foreign corrupt practices; and

•	material contracts.

Materiality and Material Adverse Effect

Many of the representations and warranties are qualified by materiality or material adverse effect. For the purposes of the Share Exchange Agreement, a material adverse effect means any material adverse effect on the business, operations, properties, or financial condition of a party or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of a party to perform any of its obligations under the Share Exchange Agreement.

Interim Covenants Relating to Wise Century

Under the Share Exchange Agreement, CBI and Wise Century, prior to completion of the Acquisition, have agreed to carry on business in the ordinary course consistent with past practice.

Indemnification

If the closing occurs, Asia Peptide and Wise Century have jointly and severely agreed to indemnify and hold harmless CBI, for any damages, whether as a result of any third party claim or otherwise, and which arise from or in connection with the breach of any representations and warranties of Asia Peptide and Wise Century under the Share Exchange Agreement. CBI shall indemnify and hold harmless Asia Peptide and Wise Century from and against any damages which arise from or in connection with the breach of any representations and warranties of CBI’s. The representations and warranties will survive the closing date for a period of two years following closing date.

Fees and Expenses

Except as provided in the Share Exchange Agreement, Asia Peptide and Wise Century, on the one hand, and CBI, on the other hand, shall be responsible for their own fees and expenses (including the fees and expenses of their own lawyers, accountants and other advisers) in connection with the Share Exchange Agreement and the transactions contemplated thereby.

Public Announcements

Asia Peptide, Wise Century and CBI have agreed that any public announcement or similar publicity with respect to the Share Exchange Agreement will be issued at such time and in such manner as CBI determines based upon its requirements as a publicly traded company.

Conditions to the Completion of the Acquisition

CBI’s obligations to consummate the Acquisition are subject to the following conditions:

•	receipt of acquisition approval from CBI’s shareholders;

•	the accuracy of the representations and warranties made by Asia Peptide and Wise Century in the Share Exchange Agreement as of the closing date;

•

the performance of and compliance with all agreements, terms and conditions required to be performed by Asia Peptide and Wise Century pursuant to the Share Exchange Agreement at or prior to the closing date;

•	the receipt of requisite third-party consents, permits, approvals and authorizations;

•	receipt of all items required to be delivered by Asia Peptide and Wise Century pursuant to the Share Exchange Agreement at or prior to the closing date; and

•	the payment by Wise Century of certain legal fees owed by CBI to Kaufman & Canoles, P.C., as described in the Share Exchange Agreement.

The obligation of Asia Peptide and Wise Century to consummate the Acquisition is subject to the following conditions:

•	the accuracy of the representations and warranties made by CBI in the Share Exchange Agreement as of the closing date;

•	the performance of and compliance with all agreements, terms and conditions required to be performed by CBI pursuant to the Share Exchange Agreement at or prior to the closing date;

•	the receipt of requisite third-party consents, permits, approvals and authorizations;

•	receipt of all items required to be delivered by CBI pursuant to the Share Exchange Agreement at or prior to the closing date;

•	the filing by CBI of a proxy statement concerning the Acquisition, approval of the proxy statement by the Securities and Exchange Commission and approval of the Acquisition by CBI Shareholders;

•	the filing of a Form 8-K by CBI in connection with the execution of the Share Exchange Agreement;

•	the continued maintenance of CBI’s subsidiary Mimotopes Pty Limited (“Mimotopes”) in substantially the same manner as it had been as of the date of the Share Exchange Agreement; and

•	CBI’s termination of employees and fulfillment of its obligations to terminated employees in accordance with the Share Exchange Agreement.

Termination

The Share Exchange Agreement may be terminated at any time, but not later than the closing, as follows:

•	By mutual written consent of Asia Peptide, Wise Century and CBI; or

•	By any party to the Share Exchange Agreement if a material breach of any representation, warranty or covenant contained in the Share Exchange Agreement by another party exists.

Effect of Termination

In the event of termination by Asia Peptide, Wise Century or CBI, the Share Exchange Agreement will become void and have no effect, without any liability or obligation on the part of Wise Century, Asia Peptide or CBI.

Amendment or Waiver

At any time prior to the closing of the Acquisition, any portion of the Share Exchange Agreement may be amended or waived in a writing signed by all parties to the Share Exchange Agreement.

Further Assurances

Asia Peptide, Wise Century and CBI have agreed that each will execute and deliver on or after the date of the Share Exchange Agreement, all such other documents and will take all reasonable actions as may be necessary to carry out the intent of the Share Exchange Agreement.

Effect of Acquisition

If the Acquisition is consummated, CBI will issue the Acquisition Shares to Asia Peptide as consideration for the shares of Wise Century. If this occurs, Asia Peptide will own 78% of CBI’s outstanding common stock. No other stockholder (based on current holdings) will own more than 5% of CBI’s common stock. The consummation of the Acquisition will result in a significant concentration of CBI’s common stock in one shareholder’s ownership. Asia Peptide will thus own a majority of the shares of CBI’s common stock, giving it the ability to control the outcome of shareholder votes.

DIRECTORS AND MANAGEMENT OF

COMMONWEALTH BIOTECHNOLOGIES, INC.

FOLLOWING THE ACQUISITION OF WISE CENTURY

As of the completion of the Acquisition, CBI’s Board of Directors and executive officers will be as follows:

Name	Age	Position
Hongyan Xu, Ph.D.	50	Chairman, President, CEO and Secretary
Donghuan Wu	38	Director
Timothy Zhang	46	Director
Joseph Meuse	39	Director
Bill Guo	45	Director
Samuel P. Sears, Jr.	64	Director
To be named	__	Director

The following information with respect to the principal occupation or employment of each director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such director’s business experience during the past five years, has been furnished to CBI by the respective directors:

HONGYAN XU, PH.D.

President, Chief Executive Officer, Secretary and Director

Dr. Xu is the founder of GL Biochem (Shanghai) Ltd and has served as its Chairman and President since its inception in 1997. Prior to founding GL Biochem (Shanghai) Ltd, Dr. Xu was a Research Chemist at Javelle Pharmaceuticals, Hopkinton, MA, USA from 1994-1996. Dr. Xu also served as a faculty member at Shanghai Jiang Tong University from 1987 to 1990 and Zhenjiang Teachers College, Jiangsu Province, China from 1982 to 1984. Dr. Xu currently has a faculty appointment at the Shanghai Institute of Organic Chemistry. Dr. Xu has extensive experience in peptide chemistry and analytical chemistry and has published seven peer reviewed papers. Dr. Xu is the inventor or co-inventor of more than 20 patents. Dr. Xu earned a M.Sc. in organic chemistry from the Shanghai Institute of Organic Chemistry and his Ph.D. from the Department of Pharmacology, University of Massachusetts School of Medicine.

DONGHUAN WU

Independent Director

Mr. Wu is the founding partner of Capital Law & Partners, a law firm he founded in June 2004. Prior to starting Capital Law & Partners he was associated with the Junhe Law Office from 2001 to 2004. Prior to working with the Junhe Law Office, Mr. Wu was a cooperative partner with Shanghai Zhongyi Law Firm beginning in 1998. Mr. Wu has experience in foreign investment, M&A, trade, labor, and intellectual property. Currently, Mr. Wu is a member of the foreign-related committee of the Shanghai Bar Association, the Shanghai Intellectual Property Study Committee and the Shanghai Oversea Returned Scholar Committee. Mr. Wu graduated from Hefei University of Technology in 1993 with a degree in electrical engineering. He received his degree in law from Nanjing University in 1995.

TIMOTHY ZHANG.

Independent Director

Since 2000, Mr. Zhang has been a Financial System Specialist with Deloitte Touche – Tohmatsu, Sydney, Australia. Mr. Zhang has extensive experience in accounting and auditing, including publicly traded companies. In addition, he holds several industry certifications, including several from Microsoft. He has a Bachelors degree in engineering (Computer Science) from the Shanghai University of Science & Technology, Shanghai, China, and a degree from Marrickville-Huston Park Business College in Sydney, Australia.

JOSEPH MEUSE

Independent Director

Mr. Meuse is the Founder and President of Belmont Partners, an international financial consulting firm and leading provider of public shell vehicles for use in reverse merger transactions. Mr. Meuse founded Belmont Partners in 2003. Mr. Meuse is also a co-owner of PacWest, LLC, a registered stock transfer agency representing 100 publicly traded issuers, and is a Principal in Global Filings, an Edgarizing company. Mr. Meuse has over 13 years of financial management and advisory experience.

BILL GUO

Director

Mr. Guo is the Chairman and founder of Venturepharm Group (“Venturepharm”), a leading full service pharmaceutical company in Asia. Mr. Guo led Venturepharm’s flagship Venturepharm Laboratories, Ltd. (“VPL”) to become the first CRO company listed on the Hong Kong Stock Exchange. Mr. Guo has over ten years of experience in the global pharmaceutical industry in positions ranging from researcher to senior executive at Johnson & Johnson, Novapharm and Venturepharm Canada. Mr. Guo has over nine years of experience as an entrepreneur in China. Mr. Guo was a Ph.D candidate in the Department of pharmaceutics and was awarded an MSC degree in industrial pharmacy from the University of Toronto, an MBA program certificate from Herriot Watt University and an Executive Education certificate from the Judge Business School at the University of Cambridge.

SAMUEL P. SEARS, JR., ESQ.

Independent Director

Since March 1999, Mr. Sears has been in private practice as an attorney and has been providing business consulting services. He currently serves as the Managing Partner of the law firm Cetrullo & Capone, PC, Boston, MA. From December 1998 through February 1999, Mr. Sears served as Vice Chairman of American Prescription Providers, Inc., a specialty pharmacy network offering prescriptions and nutriceuticals to patients with chronic diseases. From 1995 through May 1998, Mr. Sears was Chief Executive Officer and Chairman to Star Scientific, Inc., a tobacco company focusing on demonstrating the commercial viability of potentially less harmful tobacco products. Mr. Sears is a graduate of Harvard College and Boston College Law School.

BENEFICIAL OWNERSHIP OF COMMON STOCK

This table below contains certain information about the beneficial owners known to the Company as of January 26, 2010 of more than 5% of the Company’s outstanding shares of common stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Class(1)
Venturepharm Laboratories, Ltd.(1) No. 3 Jinzhuang, Si Ji Qing Haidian District, Beijing People’s Republic of China	2,613,426	26.38%

(1)	As of August 19, 2008, VPL acquired the outstanding stock from Pharm Aust Chemistry LTD, and Australian limited company. Total shares transferred were 2,150,000. On July 7, 2008, the Company completed a sale of stock subject to a $1 million put right with VPL. Under the terms of the Put Agreement, the Company sold 463,426 shares of common stock to VPL at a price of $2.15 per share. In consideration of the sale of shares, the Company received $500,000 in cash and 2,229,664 of VPL’s ordinary shares.

This table demonstrates the beneficial ownership of CBI common stock beneficially owned by its directors, each of the named executive officers and all directors and named executive officers as a group as of January 26, 2010. Except as otherwise noted, the beneficial owners listed have sole voting and investment power with respect to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class (%)(1)
Paul D’Sylva, Ph.D.(2)	271,216	2.74%
Richard J. Freer, Ph.D.(3)	326,753	3.30%
Samuel P. Sears, Jr.(4)	98,476	*
James D. Causey(5)	27,000	*
Bill Guo(6)	2,613,426	26.38%
Eric Tao(7)	0	*
Maria Song, M.D., Ph.D.(8)	0	*
All directors and executive officers as a group (7 persons)(9)	3,336,871	33.68%

*	Less than 1%.
(1)	Applicable percentages are based on 9,906,338 shares outstanding on January 26, 2010. Also includes shares of common stock subject to options and warrants that may be exercised within 60 days of January 26, 2010. Such shares are deemed to be outstanding for the purposes of computing the percentage ownership of the individual holding such shares, but are not deemed outstanding for purposes of computing the percentage of any other person shown in the table. This table is based upon information supplied by officers, directors, and principal shareholders and Schedule 13Gs filed with the SEC. Unless indicated in the footnotes to this table and subject to community property laws where applicable, CBI believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(2)	Dr. D’Sylva’s address is 601 Biotech Drive, Richmond, Virginia 23235.
(3)	Dr. Freer’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Dr. Freer includes currently exercisable options to purchase an aggregate of 51,454 shares of common stock.

(4)	Mr. Sears’ address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Sears includes currently exercisable options to purchase an aggregate of 35,029 shares of common stock.
(5)	Mr. Causey’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Causey includes currently exercisable options to purchase an aggregate of 24,000 shares of common stock.
(6)	Mr. Guo’s address is 601 Biotech Drive, Richmond, Virginia 23235. The number of shares deemed to be beneficially held by Mr. Guo represents shares of the Company’s common stock held by VPL Mr. Guo currently serves as CEO of VPL
(7)	Mr. Tao’s address is 601 Biotech Drive, Richmond, Virginia 23235.
(8)	Dr. Song’s address is 601 Biotech Drive, Richmond, Virginia 23235.
(9)	Includes currently exercisable options and warrants to purchase an aggregate of 265,811 shares of common stock within 60 days of January 26, 2010.

MARKET PRICE INFORMATION AND DIVIDENDS

Commonwealth Biotechnologies, Inc.

CBI’s common stock was formerly traded on the NASDAQ Capital Market under the symbol “CBTE.” CBI’s common stock was suspended from trading on the NASDAQ Capital Market on January 22, 2010. CBI is currently attempting to obtain prompt listing of its shares on the OTC Bulletin Board. The closing price per share of CBI’s common stock on December 31, 2009, the last trading day prior to the announcement of the execution of the Share Exchange Agreement, was $0.39.

The following table sets forth the high and low sales prices for each quarter for CBI’s common stock as reported on the NASDAQ Capital Market System from January 1, 2007 through December 31, 2009.

	Common Stock
Quarter Ended	High	Low
March 31, 2007	2.3	1.86
June 30, 2007	3.79	1.95
September 30, 2007	3.79	2.39
December 31, 2007	3.59	2.36
March 31, 2008	2.87	1.91
June 30, 2008	3.25	1.20
September 30, 2008	1.51	0.71
December 31, 2008	0.82	0.23
March 31, 2009	0.38	0.22
June 30, 2009	0.79	0.25
September 30, 2009	0.79	0.53
December 31, 2009	0.70	0.37

Holders of CBI’s common stock should obtain current market quotations for their securities. The market price of CBI’s common stock could vary at any time before the Acquisition. As of January 26, 2010, there were approximately 47 holders of record of CBI’s common stock.

CBI has not paid any dividends on its common stock to date, and does not intend to pay dividends prior to the completion of the Acquisition. Upon completion of the Acquisition, CBI does not intend to pay any dividends on its shares of common stock. Rather, CBI intends to reinvest any earnings back into the combined company. At this time, the combined company anticipates that it will retain any earnings and will not pay dividends in the foreseeable future.

Wise Century

There is no established public trading market for the shares of common stock of Wise Century. Asia Peptide is the only holder of Wise Century common stock.

DESCRIPTION OF CBI’S SECURITIES

CBI’s total authorized capital stock of consists of 100,000,000 shares of common sock, without par value per share and 1,000,000 shares of preferred stock without par value per share. The following descriptions contain all material terms and features of CBI’s securities, are qualified in all respects by reference to CBI’s Articles of Incorporation and Bylaws.

The following summary description of CBI’s capital stock is qualified in its entirety by reference to CBI’s Articles of Incorporation.

Common Stock

CBI is authorized to issue up to 100,000,000 shares of common stock. As of January 26, 2010, 9,906,338 shares of common stock are issued and outstanding. The holders of common stock are entitled to one vote for each share on all matters voted on by shareholders, including elections of directors, and possess exclusively all voting power except as otherwise required by law. CBI’s Articles of Incorporation do not provide for cumulative voting for the election of directors. The holders of common stock are entitled to such dividends as may be declared from time to time by CBI’s Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all of CBI’s assets available for distribution to such holders. The holders of Common Stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Certain Provisions of CBI’s Articles of Incorporation and Bylaws

CBI’s Articles of Incorporation and Bylaws contain provisions that make more difficult the acquisition of control of CBI’s company by means of a tender offer, a proxy contest, open market purchases or otherwise. The Articles of Incorporation provide for the CBI’s Board of Directors to be divided into three classes serving staggered terms. One class of directors will be elected each year for a three-year term. A director may be removed only for cause.

The Articles of Incorporation require the affirmative vote of more than two-thirds of the outstanding shares of common stock for the approval of mergers, statutory share exchanges, dispositions of all or substantially all assets and dissolution. In addition, the affirmative vote of at least two-thirds of the outstanding shares of each voting group of capital stock is required for approval of an Affiliated Transaction (as defined below) with an Interested Shareholder (as defined below), subject to certain exceptions comparable to those contained in the Virginia Stock Corporation Act (the “Virginia Act”). The Articles of Incorporation further require the affirmative vote of the majority of the outstanding shares of common stock for the approval of amendments to the Articles of Incorporation, except that the affirmative vote of at least two-thirds of the outstanding shares of common stock is required to approve an amendment to the provisions of the Articles of Incorporation establishing the classified board and the super majority voting requirement for Affiliated Transactions.

The Bylaws establish an advance notice procedure for the nomination of candidates for election as directors, other than by the Board of Directors of CBI, and for certain matters to be brought before an Annual Meeting of CBI. A shareholder must give CBI notice not less than 90 days prior to an Annual Meeting of shareholders to (i) nominate persons to be elected directors of CBI at such meeting or (ii) propose business matters to be considered at such meeting.

The purpose of the relevant provisions of the Articles of Incorporation and Bylaws is to discourage certain types of transactions that may involve an actual or threatened change of control of CBI and to encourage persons seeking to acquire control of CBI’s company to consult first with CBI’s company Board of Directors to negotiate the terms of any proposed business combination or offer. The provisions are designed to reduce the vulnerability of CBI’s company to an unsolicited proposal for a takeover of CBI’s company that does not have the effect of maximizing long-term shareholder value or is otherwise unfair to shareholders of CBI’s company, or an unsolicited proposal for the restructuring or sale of all or part of CBI’s company that could have such effects.

Certain Corporate Governance Provisions of the Virginia Act

CBI is subject to the “affiliated transactions” provisions of the Virginia Act which restrict certain transactions between CBI and any person (an “Interested Shareholder”) who beneficially owns more than 10% of any class of CBI’s voting securities (“Affiliated Transactions”). These restrictions, which are described below, do not apply to an Affiliated Transaction with an Interested Shareholder who has been such continuously since the date CBI first had 300 shareholders of record or whose acquisition of shares making such person an Interested Shareholder was previously approved by a majority of CBI’s Disinterested Directors.

“Disinterested Director” means, with respect to a particular Interested Shareholder, a member of CBI’s Board of Directors who was (i) a member on the date on which an Interested Shareholder became an Interested Shareholder or (ii) recommended for election by, or was elected to fill a vacancy and received the affirmative vote of, a majority of the Disinterested Directors then on the Board of Directors. Affiliated Transactions include mergers, share exchanges, material dispositions of corporate assets not in the ordinary course of business, any dissolution of CBI proposed by or on behalf of an Interested Shareholder, or any reclassification, including reverse stock splits, recapitalization or merger of CBI with its subsidiaries, which increases the percentage of voting shares owned beneficially by an Interested Shareholder by more than five percent.

The “affiliated transactions” statute prohibits CBI from engaging in an Affiliated Transaction with an Interested Shareholder for a period of three years after the Interested Shareholder became such unless the transaction is approved by the affirmative vote of a majority of the Disinterested Directors and by the affirmative vote of the holders of two-thirds of the voting shares other than those shares beneficially owned by the Interested Shareholder. Following the three-year period, in addition to any other vote required by law or by the Articles of Incorporation, an Affiliated Transaction must be approved either by a majority of the Disinterested Directors or by the shareholder vote described in the preceding sentence unless the transaction satisfies the fair-price provisions of the statute. These fair-price provisions require, in general, that the consideration to be received by shareholders in the Affiliated Transaction (i) be in cash or in the form of consideration used by the Interested Shareholder to acquire the largest number of its shares and (ii) not be less, on a per share basis, than an amount determined in the manner specified in the statute by reference to the highest price paid by the Interested Shareholder for shares it acquired and the fair market value of the shares on specified dates. CBI is not subject to the “control share acquisitions” provisions of the Virginia Act, which provide that shares of CBI’s voting securities which are acquired in a “Control Share Acquisition” have no voting rights unless such rights are granted by a shareholders’ resolution approved by the holders of a majority of the votes entitled to be cast on the election of directors by persons other than the acquiring person or any officer or employee-director of CBI’s company. In accordance with §13.1-728.2 of the Virginia Code, CBI has opted out of the Control Share Acquisition Act. A “Control Share Acquisition” is an acquisition of voting shares which, when added to all other voting shares beneficially owned by the acquiring person, would cause such person’s voting strength with respect to the election of directors to meet or exceed any of the following thresholds: (i) one-fifth, (ii) one-third or (iii) a majority. “Beneficial ownership” means the sole or shared power to dispose or direct the disposition of shares, or the sole or shared power to vote or direct the voting of shares, or the sole or shared power to acquire shares, including any such power which is not immediately exercisable, whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise. A person shall be deemed to be a beneficial owner of shares as to which such person may exercise voting power by virtue of an irrevocable proxy conferring the right to vote. An acquiring person is entitled, before or after a Control Share Acquisition, to file a disclosure statement with CBI and demand a special meeting of shareholders to be called for the purpose of considering whether to grant voting rights for the shares acquired or proposed to be acquired. CBI may, during specified periods, redeem the shares so acquired if no disclosure statement is filed or if the shareholders have failed to grant voting rights to such shares. In the event full voting rights are granted to an acquiring person who then has majority voting power, those shareholders who did not vote in favor of such grant are entitled to dissent and demand payment of the fair value of their shares from CBI. The control share acquisitions statute does not apply to an actual or proposed Control Share Acquisition if the Articles of Incorporation or CBI’s Bylaws are amended, within the time limits specified in the statute, to so provide.

A corporation may, at its option, elect not to be governed by the foregoing provisions of the Virginia Act by amending its Articles of Incorporation or Bylaws to exempt itself from coverage; provided, however, any such election not to be governed by the “affiliated transactions” statute must be approved by the corporation’s shareholders and will not become effective until 18 months after the date it is adopted. CBI has not elected to exempt its company from coverage under the Affiliated Transactions Act, but has elected to exempt its company from coverage under the Control Share Acquisitions Act.

Effect of Certain Provisions Upon an Attempt to Acquire Control of CBI’s Company

The foregoing provisions of CBI’s Articles of Incorporation and Bylaws, as well as the provisions of Virginia law described above, make more difficult, and may discourage certain types of potential acquirers from proposing, a merger, tender offer or proxy contest, even if such transaction or occurrence may be favorable to the interests of the shareholders. Similarly, such provisions may delay or frustrate the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to shareholders. By discouraging takeover attempts, these provisions might have the incidental effect of inhibiting (i) certain changes in management and (ii) the temporary fluctuations in the market price of the shares that often result from actual or considered takeover attempts.

Transfer Agent and Registrar

Computershare serves as the CBI’s transfer agent and registrar.

FORWARD-LOOKING STATEMENTS

Some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

CBI believes it is important to communicate its expectations to its shareholders. However, there may be events in the future that it is not able to accurately predict or over which it has no control. The risk factors and cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by CBI in its forward-looking statements, including among other things:

•	statements regarding industry trends;

•	potential revenues and/or profits of CBI on a post-closing basis;

•	CBI’s ability to retain Wise Century’s and the GL Group’s existing clients;

•	CBI’s ability to utilize Wise Century and the GL Group to generate additional clients and/or work;

•	general economic conditions; and

•	geopolitical events and regulatory changes.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CBI undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the approval of the Acquisition you should be aware that the occurrence of the events described in this proxy statement could have a material adverse effect on CBI upon completion of the Acquisition.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the year 2010 annual meeting, you need to provide it to CBI by no later than May 21, 2010. You should direct any proposals to CBI’s secretary at CBI’s principal office. If you want to present a matter of business to be considered at this special meeting, under CBI’s bylaws you must give timely notice of the matter, in writing, to CBI’s secretary.

INCORPORATION BY REFERENCE

The SEC allow us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you be referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. The following documents filed by us with the SEC are incorporated by reference as of the dates thereof:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed on March 31, 2009; and

•	Our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 filed on November 16, 2009.

EXPERTS

The financial statements of the GL Group for the periods ended June 30, 2008 and 2009 included in this proxy statement have been audited by Bagell Josephs, Levine & Company, LLC, independent registered public accounting firm, to the extent and for the period set forth in their report included herein, and are included herein in reliance upon such report given upon authority of said firm as experts in accounting.

WHERE YOU CAN FIND MORE INFORMATION

CBI files reports, proxy statements and other information with the Securities and Exchange Commission as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by CBI with the Securities and Exchange Commission at the Securities and Exchange Commission public reference room located at 100 F Street, N.E., Washington, D.C. 20549.

You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CBI files their reports, proxy statements and other information electronically with the Securities and Exchange Commission. You may access information on CBI at the Securities and Exchange Commission web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement, or any annex to this proxy statement, are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement.

All information contained in this proxy statement relating to CBI has been supplied by CBI, and all such information relating to Wise Century has been supplied by Wise Century and Asia Peptide. Information provided by Wise Century, Asia Peptide or CBI does not constitute any representation, estimate or projection of the other.

If you would like additional copies of this proxy statement, or if you have questions about the Acquisition, you should contact:

COMMONWEALTH BIOTECHNOLOGIES, INC.

601 BIOTECH DRIVE

RICHMOND, VIRGINIA 23235

(804) 648-3820

ATTENTION: RICHARD J. FREER, PH.D.

Exhibits:

Exhibit A	Financial Information of the GL Group

Exhibit B	Share Exchange Agreement

Exhibit C	Pro Forma Financial Information

EXHIBIT A

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2009 AND 2008

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of GL Biochem (Shanghai) Ltd.:

We have audited the accompanying consolidated balance sheets of GL Biochem (Shanghai) Ltd. as of June 30, 2009 and 2008, and the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for each of the years in the two-year period ended June 30, 2009. GL Biochem (Shanghai) Ltd’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GL Biochem (Shanghai) Ltd. as of June 30, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2009 in conformity with accounting principles generally accepted in the United States of America.

/S/ Bagell Josephs, Levine & Company, LLC

Bagell Josephs, Levine & Company, LLC Marlton, New Jersey October 27, 2009

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED BALANCE SHEETS

	June 30, 2009	June 30, 2008
ASSETS
Current Assets:
Cash	$2,927,726	$853,270
Accounts receivable, net of allowance for doubtful receivables of $172,228 and $- for 2009 and 2008, respectively	2,171,290	2,020,618
Inventories	2,306,755	2,479,808
Other receivables, net of allowance for doubtful receivables of $5,828 and $4,785 for 2009 and 2008, respectively	46,011	35,691
Advance to suppliers, net of allowance for doubtful accounts of $ 21,254 and $8,575 for 2009 and 2008, respectively	50,968	61,913

Total Current Assets	7,502,750	5,451,300
Property, Plant & Equipment, net of accumulated depreciation of $1,633,212 and $1,127,937 for 2009 and 2008, respectively	3,561,010	3,538,874
Land use right, net of accumulated amortization of $43,496 and $35,503 for 2009 and 2008, respectively	634,733	349,017
Advance payments for construction	1,833,535	963,669

Total Assets	$13,532,028	$10,302,860

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$901,210	$554,239
Other payables	154,230	142,799
Taxes payable	542,218	394,431
Dividend payable	2,196,501	—
Due to related parties	90,319	376,959

Total Current Liabilities	3,884,478	1,468,428

Total Liabilities	3,884,478	1,468,428

Shareholders’ Equity
Registered capital	4,726,736	3,267,692
Surplus reserve	886,420	598,596
Retained earnings	2,957,074	3,927,253
Accumulated other comprehensive income	1,077,320	1,040,891

Total Shareholders’ Equity	9,647,550	8,834,432

Total Liabilities and Shareholders’ Equity	$13,532,028	$10,302,860

The accompanying notes are an integral part of these consolidated financial statements

2

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	2009	2008
Net revenue	$13,513,313	$12,436,789
Cost of revenue	7,795,687	7,490,108

Gross Profit	5,717,626	4,946,681
Operating Expenses:
Selling expense	768,038	654,612
General and administrative expense	1,839,728	1,162,106
Research and development expense	549,359	528,008

Total operating expenses	3,157,125	2,344,726

Operating Income	2,560,501	2,601,955
Other Income/ ( Expense):
Interest income/ (expense)	9,454	(459)
Subsidy income	448,162	78,160
Other income	—	3,594
Foreign currency transaction loss	(58,847)	(80,177)
Other expenses	(16,272)	(3,629)

Total other income (expense)	382,497	(2,511)

Income Before Income Taxes	2,942,998	2,599,444
Provision for Income Taxes	408,397	364,585

Net Income	$2,534,601	$2,234,859
Other Comprehensive Income Foreign currency translation gain	36,429	774,509

Net Comprehensive Income	$2,571,030	$3,009,368

Earnings per shares: Basic and diluted	$0.08	$0.08

Weighted Average Shares: Basic and diluted	33,370,038	26,493,326

The accompanying notes are an integral part of these consolidated financial statements

3

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	Registered Capital	Statutory Reserve	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
Balance, June 30, 2007	$3,267,692	$363,334	$1,927,656	$266,382	$5,825,064
Net income of the year			2,234,859		2,234,859
Statutory reserve		235,262	(235,262)		—
Foreign currency translation gain				774,509	774,509

Balance, June 30, 2008	$3,267,692	$598,596	$3,927,253	$1,040,891	$8,834,432

Capital contribution	1,459,044				1,459,044
Net income of the year			2,534,601		2,534,601
Statutory reserve		287,824	(287,824)		—
Dividend declared			(3,216,956)		(3,216,956)
Foreign currency translation gain				36,429	36,429

Balance, June 30, 2009	$4,726,736	$886,420	$2,957,074	$1,077,320	$9,647,550

The accompanying notes are an integral part of these consolidated financial statements

4

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,534,601	$2,234,859
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	508,427	377,409
Provision for allowance of doubtful receivables	185,804	12,594
(Increase) / decrease in current assets:
Accounts receivable	(314,774)	(1,757,725)
Other receivables	(11,198)	525,596
Advances to suppliers	(1,456)	(12,356)
Inventories	182,746	(910,631)
Increase / (decrease) in current liabilities:
Accounts payable	344,614	254,561
Other payables	10,861	42,496
Taxes payable	146,158	247,620

Total adjustments	1,051,182	(1,220,436)

Net cash provided by operating activities	3,585,783	1,014,423

CASH FLOWS FROM INVESTING ACTIVITIES
Advance payment made for construction	(865,635)	(908,310)
Purchase of property, plant & equipment	(424,809)	(770,327)
Investment in intangible assets	(292,048)	—
Investment in construction in progress	(83,941)	(34,106)

Net cash used in investing activities	(1,666,433)	(1,712,743)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from related parties loan	—	698,046
Payment of related parties loan	(474,872)	—
Repayment of short-term loan	—	(691,080)
Proceed from shareholders capital contribution	1,459,044	—
Dividends paid to shareholders	(832,474)	—

Net cash provided by financing activities	151,698	6,966

NET INCREASE (DECREASE) IN CASH	2,071,048	(691,354)
EFFECT OF EXCHANGE RATE CHANGES ON CASH	3,408	114,566
CASH, BEGINNING OF THE YEAR	853,270	1,430,058

CASH, ENDING OF THE YEAR	$2,927,726	$853,270

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Interest paid	$—	$18,434

Income tax paid	$322,755	$267,973

The accompanying notes are an integral part of these consolidated financial statements

5

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2009 AND 2008

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

GL Biochem (Shanghai) Ltd. (hereinafter as the “Company” or “GL Biochem”) was incorporated on May 11th, 1998 in Shanghai, China. The Company is principally engaged in the research, development, manufacture and marketing of diverse biochemicals and fine chemicals, especially peptide, peptide reagents and related products.

On December 26th, 2002, Dr. Xu, Hongyan who is the principal shareholders of GL Biochem, established another entity Danyang GL Biochem Ltd. (hereinafter as “Danyang GL”) in Danyang City, Jiangsu Province, China with registered capital of $784,352, also 100% owned by Dr. Hongyan Xu. Danyang GL engages in manufacture and marketing of Amino acid and peptide and provides its products and services were exclusively to GL Biochem.

On February 20th, 2004, Dr. Xu incorporated Shanghai GL Peptide Ltd. (hereinafter as “GL Peptide”) in Shanghai, China with registered capital of $603,347. GL Peptide solely provides manufacturing and office facility to GL Biochem and doesn’t engage in any other business.

On October 23rd, 2008, another separate entity Binhai GL Peptide Ltd. (hereinafter as “Binhai GL”) was incorporated in Yancheng City, Jiangsu Province, with Dr. Xu owning 90% of the interest and Ms. Min Zhou owning the remaining 10%. Binhai GL also engages in research, development and marketing of chemical and related technical services and provides its products and services exclusively to GL Biochem.

Although GL Biochem does not have any direct ownership interest in GL Peptide, Danyang GL and Binhai GL, it provides the majority of financial support to all three companies. All these three companies are not self-supportive in that they cannot finance their own activities without depending on GL Biochem. In accordance with FASB Interpretation No. 46R, GL Biochem accounts for these three companies as its Variable Interest Entities (“VIE”). GL Biochem is the primary beneficiary of the VIEs because it provides majority of financial support to these entities. Accordingly, GL Biochem consolidates operating results, assets and liabilities of GL Peptide, Danyang GL and Binhai GL.

Since all four companies are under common control, the consolidation of GL Biochem, GL Peptide, Danyang GL and Binhai GL has been accounted for at historical cost. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principle of consolidation

The accompanying consolidated balance sheets as of June 30, 2009 and consolidated statements of income and comprehensive income for years ended June 30, 2009 include the accounts of GL Biochem, GL Peptide, Danyang GL and Binhai GL. The accompanying consolidated balance sheets as of June 30, 2008 and consolidated statements of income and comprehensive income for years ended June 30, 2008 only include the accounts of GL Biochem, GL Peptide and Danyang GL. All significant inter-company accounts and transactions have been eliminated in combination.

Use of estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results.

Risks and uncertainties

The Companies are subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

6

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency translation and other comprehensive income

As of June 30, 2009 and 2008 and for years then ended, the accounts of the Company and its VIEs were maintained, and their financial statements were expressed, in Chinese Yuan Renminbi (“CNY”). Such financial statements were translated into US dollar in accordance with Statement of Financial Accounts Standards (“SFAS”) No. 52, “Foreign Currency Translation”, with the CNY as the functional currency. According to the Statement, all assets and liabilities were translated at the then current exchange rate, shareholders’ equity is translated at historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” as a component of shareholders’ equity.

Translations adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders’ equity and were $1,077,320 and $1,040,891 as of June 30, 2009 and 2008, respectively.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivables are stated at net realizable value. Any allowance for doubtful accounts is established based on the management’s assessment of the recoverability of accounts and other receivables. Management regularly reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the collectability of accounts receivable and the adequacy of the allowance. The allowance for doubtful receivables was $172,228 and $- as of June 30, 2009 and 2008, respectively.

Inventories

Inventories are stated at the lower of cost (determined on a weighted average basis) or market. The management compares the cost of inventories with the fair market value and an allowance is made for writing down the inventories to fair market value, if lower than the cost. As of June 30, 2009 and 2008, no allowance for writing down the inventories to their fair market value is considered necessary.

Property, plant and equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property, and equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as follows:

Estimated Useful Life
Buildings	10-20 years
Machinery and equipment	5 years
Vehicle	5 years
Office equipment	5 years

7

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Construction in progress

All direct and indirect costs related to the acquisition or construction of property, plant and equipment, incurred before the assets are ready for their intended uses, are capitalized as construction in progress. Those costs include borrowing costs, which include foreign exchange differences, on specific borrowings for the construction of the assets during the construction period. Construction in progress is transferred to property, plant and equipment when it is ready for its intended use.

Land Use Rights

Intangible asset consists of land use right only. All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. Instead, the government grants the user a “Land use right” (the Right) to use the land. Land use rights acquired by the Company are amortized over the lives of fifty years on a straight-line basis.

Long-Lived Assets

The Company applies the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 requires long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment and intangible assets subject to periodic amortization, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There was no impairment of long-lived assets for years ended June 30, 2009 and 2008.

Revenue recognition

The Company recognizes sales in accordance with the United States Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition”. The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met. Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advance from customers.

8

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings per share

The Company computes earnings per share (“EPS’) in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share” (“SFAS No. 128”), and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). SFAS No. 128 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Income taxes

The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company records a valuation allowance for deferred tax assets, if any, based on its estimates of its future taxable income as well as its tax planning strategies when it is more likely than not that a portion or all of its deferred tax assets will not be realized. If the Company is able to utilize more of its deferred tax assets than the net amount previously recorded when unanticipated events occur, an adjustment to deferred tax assets would increase the Company’s net income when those events occur. The Company did not have any significant deferred tax asset or liabilities in the PRC tax jurisdiction for the year ended June 30, 2009 and 2008.

Commencing January 1, 2008, the PRC’s new Enterprise Income Tax (“EIT”) law replaced the laws for Domestic Enterprises (“DES”) and Foreign Invested Enterprises (“FIEs”). The new standard EIT rate of 25% replaced the 33% rate formerly applicable to both DES and FIEs.

Fair values of financial instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”, requires the Company disclose estimated fair values of financial instruments. The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, marketable securities, trade bills and other receivables, deposits, trade bills and other payables approximate their fair values due to the short-term maturity of such instruments.

It is management’s opinion that as of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates. The carrying amounts of short-term and long-term loans approximate their fair values because the applicable interest rates approximate current market rates.

Research and development cost

Research and development costs are expensed as incurred. These costs primarily consist of cost of materials used and salaries paid for the development department of the Company and fees paid to third parties. Research and development costs for the years ended June 30, 2009 and 2008 were approximately $549,359 and $528,008, respectively.

9

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Statements of cash flows

In accordance with SFAS No. 95, “Statements of Cash Flows”, cash flows from the Company’s operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent accounting pronouncements

In April 2009, the FASB issued FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (FSP FAS 157-4). FSP FAS 157-4 amends SFAS 157 and provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly for fair value measurements. This FSP shall be applied prospectively with retrospective application not permitted. This FSP shall be effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. An entity early adopting this FSP must also early adopt FSP FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (FSP FAS 115-2 and FAS 124-2). Additionally, if an entity elects to early adopt either FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments” (FSP FAS 107-1 and APB 28-1) or FSP FAS 115-2 and FAS 124-2, it must also elect to early adopt this FSP. The adaption of FSP FAS 157-4 did not have a material effect on the preparation of the Company’s consolidated financial statements.

In April 2009, the FASB issued FSP FAS 115-2 and FAS 124-2. This FSP amends SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” SFAS 124, “Accounting for Certain Investments Held by Not-for-Profit Organizations,” and EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” to make the other-than-temporary impairments guidance more operational and to improve the presentation of other-than-temporary impairments in the financial statements. This FSP will replace the existing requirement that the entity’s management assert it has both the intent and ability to hold an impaired debt security until recovery with a requirement that management assert it does not have the intent to sell the security, and it is more likely than not it will not have to sell the security before recovery of its cost basis. This FSP provides increased disclosure about the credit and noncredit components of impaired debt securities that are not expected to be sold and also requires increased and more frequent disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. Although this FSP does not result in a change in the carrying amount of debt securities, it does require that the portion of an other-than-temporary impairment not related to a credit loss for a held-to-maturity security be recognized in a new category of other comprehensive income and be amortized over the remaining life of the debt security as an increase in the carrying value of the security. This FSP shall be effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. An entity may early adopt this FSP only if it also elects to early adopt FSP FAS 157-4. Also, if an entity elects to early adopt either FSP FAS 157-4 or FSP FAS 107-1 and APB 28-1, the entity also is required to early adopt this FSP. The adaption of FSP FAS 115-2 and FAS 124-2 did not have a material effect on the preparation of the Company’s consolidated financial statements.

In April 2009, the FASB issued Staff Position SFAS No. 141(R)-1 (“SFAS 141(R)-1”), “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies” which amends and clarifies FASB Statement No. 141 (revised 2007), “Business Combinations”, to address application issues on initial and subsequent recognition and measurement arising from contingencies in a business combination. SFAS 141(R)-1 is effective for assets or liabilities arising from contingencies in business combinations beginning with the first annual period on or after December 15, 2008. The adoption of SFAS 141(R)-1 did not have an impact on the Company’s consolidated financial statements.

10

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

In May 2009, the FASB issued FASB No. 165, “Subsequent Events” (“SFAS 165”). SFAS 165 establishes general standards of accounting for disclosing events that occur after the balance sheet date but before financial statements are issued or are available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for selecting that date, that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The adoption of the standard will not have a material impact on the Company’s consolidated financial statements.

In June 2009, the FASB issued SFAS No. 167, “Amendments to FASB Interpretation No. 46(R)” (“SFAS 167”). SFAS 167 amends certain requirements of FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities”, to improve financial reporting by enterprises involved with variable interest entities and to provide more relevant and reliable information to users of financial statements. This Statement is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The Company is currently assessing the impact of the adoption of SFAS 167 on the Company’s financial condition, results of operations and cash flows.

NOTE 3 - INVENTORIES

Inventories consist of the following as of June 30, 2009 and 2008:

	2009	2008
Raw materials	$328,752	$310,245
Low value consumables	42,298	64,728
Finished goods	1,935,705	2,104,835

Total	$2,306,755	$2,479,808

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of June 30, 2009 and 2008:

	2009	2008
Buildings	$1,931,738	$1,924,148
Machinery and equipment	2,185,137	1,814,811
Vehicle	125,785	112,208
Office equipment	831,253	779,460

Total costs	5,073,913	4,630,627
Less: Accumulated Depreciation	(1,633,212)	(1,127,937)
Add: Construction in progress	120,309	36,184

Total	$3,561,010	$3,538,874

Depreciation expense for the years ended June 30, 2009 and 2008 was $500,577 and $370,077, respectively.

11

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 5 - LAND USE RIGHT

	2009	2008
Cost of land use right	$678,229	$384,520
Less: Accumulated amortization	(43,496)	(35,503)

Net	$634,733	$349,017

The Company obtained the right from the relevant PRC land authority for a period of fifty years to use the land on which the office premises, production facilities and warehouse of the Company are situated.

In 2004, GL Peptide obtained a land use right of 8,780 square meters land located in Wujing Town, Minhang District, Shanghai. The life of land use right is 50 years, starting from the date of agreement.

In 2003, Danyang GL obtained a land use right of 16,166.7 square meters land located in Changduan Village, Development Zone of Dangyang City. In 2005, Dangyang GL obtained another land use right of 4,753.61 square meters land located in Bawei Road, Development Zone of Dangyang City. The life of the above two land use right are 50 years, starting from the date of agreement.

In 2008, Binhai GL obtained a land use right of 66,825 square meters land located in Zhongshan No. 3 Road, Coastal Industry Area, Development Zone of Binhai County. The life of land use right is 50 years, starting from the date of agreement.

Amortization expenses for the years ended June 30, 2009 and 2008 were $7,850 and $7,332, respectively. Amortization expenses of land use right for next five years after June 30, 2009 are as follows:

Year	Amortization Expenses
2010	$7,850
2011	7,850
2012	7,850
2013	7,850
2014	7,850
Thereafter	595,483

NOTE 6 – ADVANCE TO SUPPLIERS

Advance to suppliers consists of the following as of June 30, 2009 and 2008:

	2009	2008
Advance to suppliers	$72,222	$70,488
Less: Allowance for doubtful accounts	(21,254)	(8,575)

Advance to suppliers, net	50,968	61,913

12

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 7 - TAXES PAYABLE

Taxes payable consist of the following as of June 30, 2009 and 2008:

	2009	2008
Value added tax payable	$218,839	$156,388
Business tax payable	4,651	5,151
Income tax payable	318,061	230,719
Other tax payable	667	2,173

Total	$542,218	$394,431

NOTE 8 - DIVIDEND PAYABLE

All of the net profits of the fiscal year shall be paid to shareholders as cash dividend as authorized by the Board of Directors. The following table summarizes the activities related to the Company’s dividend payment for the fiscal year 2009:

	GL	Danyang GL	Total
Dividend distributed	$2,888,704	$328,252	$3,216,956
Dividend paid	(1,010,126)	(10,329)	(1,020,455)

Dividend payable	$1,878,578	$317,923	$2,196,501

NOTE 9 - RELATED PARTY TRANSACTIONS

For the years ended June 30, 2009 and 2008, the Company has a payable due to the shareholder Dr. Hongyan Xu in the amount of $90,319 and $376,959, respectively. These amounts are intended as interest-free loans to the Company and are due upon demand.

NOTE 10 - CONTINGENT LIABILITIES

Litigation

We are involved from time to time in legal and arbitration proceedings arising in the ordinary course of business. However, although the outcome of legal proceedings are inherently difficult to predict, we are currently not involved in any legal or arbitration proceedings which may be expected to lead to material loss or expenditure that can materially affect the Company’s operating results. Similarly we do not have any material obligations under environmental legislation. None of our Directors or Officers is involved in any legal proceedings which are material as aforesaid. The following are the most significant legal proceedings in which the Company is currently involved.

Labor Disputes

Danyang GL was involved in a labor dispute with Mr. Chenjun Fu, a former employee. Danyang GL won the lawsuit with the ruling by labor arbitration institution of Danyang City and judgment of first instance of People’s Court of Danyang City. Although Mr. Fu appealed, the company’s attorney thought that the second instance would maintain the judgment of first instance. Danayng GL would not suffer any material loss in the case, so we did not make any adjustment in the consolidated financial statements.

13

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 11 - STATUTORY RESERVE

As stipulated by the Law of the People’s Republic of China (PRC) executed in 2006, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

1. Making up cumulative prior years’ losses, if any;

2. Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital;

3. Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to The Company’s “Statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company’s employees; (The reserve is no longer required for the foreign-invested enterprises beginning 2006);

4. Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

According to the new Company Law of the People’s Republic of China (PRC) executed in 2007, The Company is not required to reserve the “Statutory common welfare fund”. Accordingly, The Company did not reserve the common welfare fund for the years ended June 30, 2009 and 2008. In accordance with the Chinese Company Law summarized above, the Company has allocated $287,824 and $235,262 to statutory reserve during the years ended June 30, 2009 and 2008, respectively.

NOTE 12 - SHAREHOLDERS’ EQUITY

The Company’s total registered capital is RMB 36,493,326 and RMB 26,093,326 as of June 30, 2009 and 2008, equivalent of $4,726,736 and $3,267,692, respectively, mainly contributed by Dr. Hongyan Xu, the principal shareholder of the Company. The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records. For the purpose of financial reporting, the Company elected to designate one (1) common share for each RMB contributed. Accordingly, there were total 36,493,326 and 26,093,326 shares issued and outstanding for the years ended June 30, 2009 and 2008.

During the year 2009, the Company declared cash dividends in the amount of $3,216,956 from the retained to the shareholders on record authorized by the Company’s Board of Directors. A total amount of $832,474 cash dividends were paid as of June 30, 2009. The remaining balance of the dividend declared was recorded as of dividend payable.

NOTE 13 - SUBSIDY INCOME

The Company periodically receives high-tech grant money in the form of government subsidies. Government subsidies are recorded as subsidy income in the same period they are received. For the years ended June 30, 2009 and 2008, subsidies in the total amount of $448,162 and $78,160 were granted to the Company by the local governments for the research and development of high-tech products.

14

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2009 AND 2008

NOTE 14 - INCOME TAX

The Company is governed by the Income Tax Law of the People’s Republic of China concerning private-run enterprises, which are generally subject to income tax at statutory rate on income reported in the statutory financial statements after appropriate tax adjustments.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the old tax rate of 33%. However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

GL Peptide and Binhai GL are governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 25% (starting from the calendar year 2008) or 33% (before the calendar year 2008) on income reported in the statutory financial statements after appropriated tax adjustments.

GL Biochem is subject to the reduced tax rate of 10% from July 1, 2007 to December 31, 2007 and 15% from January 1. 2008 to December 31, 2010, respectively as it is registered as State-recognized High-Tech company.

Danyang GL is subject to reduced tax rate of 16.5% from July 1, 2007 to December 31, 2007 and 15% from then on, respectively as it is registered as State-recognized High-Tech company.

The following table reconciles the US statutory rates to The Company’s effective tax rate for the years ended June 30, 2009 and 2008:

	2009	2008
US statutory rates	34%	34%
Tax rate difference	(9%)	(5%)
Valuation allowance	—
Effect of tax holiday	(12%)	(16%)
Non-deductable expenses	1%	1%

Tax per financial statements	14%	14%

NOTE 15 - CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s operations are all carried out in the PRC. Accordingly, The Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results of operations may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

During the fiscal year 2009, one vendor accounted for 15.48% of the Company’s purchase of raw materials.

15

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2009 AND 2008

(UNAUDITED)

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED FINANCIAL STATEMENTS

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED BALANCE SHEETS

	September 30, 2009	June 30, 2009
	(Unaudited)	(Audited)
ASSETS
Current Assets:
Cash	$3,381,117	$2,927,726
Accounts receivable, net of allowance for doubtful receivables of $39,631 and $172,228 for September 30 and June 30 of 2009, respectively	2,095,322	2,171,290
Inventories	2,272,832	2,306,755
Other receivables, net of allowance for doubtful receivables of $5,834 and $5,828 for September 30 and June 30 of 2009, respectively	4,731	46,011
Advance to suppliers, net of allowance for doubtful accounts of $31,575 and $21,254 September 30 and June 30 of 2009, respectively	62,842	50,968
Subsidy receivables	30,248	—
Due from related parties	433,006	—

Total Current Assets	8,280,098	7,502,750
Property, Plant & Equipment, net of accumulated depreciation of $1,743,508 and $1,633,212 for September 30 and June 30 of 2009, respectively	4,855,533	3,561,010
Land use right, net of accumulated amortization of $45,216 and $43,496 for September 30 and June 30 of 2009, respectively	633,727	634,733
Advance payment for construction	722,778	1,833,535

Total Assets	$14,492,136	$13,532,028

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$866,019	$901,210
Advanced from customers	555,199	—
Other payables	140,681	154,230
Taxes payable	509,804	542,218
Dividend payable	2,385,992	2,196,501
Due to related parties	—	90,319

Total Current Liabilities	4,457,695	3,884,478

Total Liabilities	4,457,695	3,884,478

Shareholders’ Equity
Registered capital	4,726,736	4,726,736
Surplus reserve	886,420	886,420
Retained earnings	3,333,611	2,957,074
Accumulated other comprehensive income	1,087,674	1,077,320

Total Shareholders’ Equity	10,034,441	9,647,550

Total Liabilities and Shareholders’ Equity	$14,492,136	$13,532,028

The accompanying notes are an integral part of these consolidated financial statements

1

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF INCOME AND OTHER COMPREHENSIVE INCOME

(UNAUDITED)

	For the three months Ended September 30,
	2009	2008
Net revenue	$3,119,483	$3,372,787
Cost of revenue	1,833,793	1,421,392

Gross Profit	1,285,690	1,951,395

Operating Expenses:
Selling expense	222,249	197,838
General and administrative expense	374,249	347,195
Research and development expense	241,828	515,306

Total operating expenses	838,326	1,060,339

Operating Income	447,364	891,056
Other Income/ ( Expense):
Interest income/ (expense)	2,241	1,561
Subsidy income	11,113	84,648
Other income	664	—
Foreign currency transaction loss	(2,521)	(8,253)
Other expenses	(5,774)	(12,739)

Operating Income	5,723	65,217

Income Before Income Taxes	453,087	956,273
Provision for Income Taxes	76,550	139,953

Net Income	$376,537	$816,320
Other Comprehensive Income
Foreign currency translation gain	10,354	21,283

Comprehensive Income	$386,891	$837,603

Earnings per shares: Basic and diluted	$0.01	$0.03

Weighted Average Shares: Basic and diluted	36,493,326	26,493,326

The accompanying notes are an integral part of these consolidated financial statements

2

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2009 AND 2008

(UNAUDITED)

	Registered Capital	Statutory Reserve	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
Balance, June 30, 2008	$3,267,692	$598,596	$3,927,253	$1,040,891	$8,834,432
Net income			816,320		816,320
Foreign currency translation gain				21,283	21,283

Balance, September 30, 2008	$3,267,692	$598,596	$4,743,573	$1,062,174	$9,672,035

Balance, June 30, 2009	$4,726,736	$886,420	$2,957,074	$1,077,320	$9,647,550
Net income			376,537		376,537
Foreign currency translation gain				10,354	10,354

Balance, September 30, 2009	$4,726,736	$886,420	$3,333,611	$1,087,674	$10,034,441

The accompanying notes are an integral part of these consolidated financial statements

3

GL BIOCHEM (SHANGHAI) LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the three months ended September 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$376,537	$816,320
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	110,193	103,202
Provision for allowance of doubtful receivables	(122,417)	20,526
Loss on disposal of fixed assets		10,941
(Increase) / decrease in current assets:
Accounts receivable	210,924	(418,503)
Subsidy and other receivable	12,433	(2,793)
Advances to suppliers	(34,031)	10,143
Inventories	36,333	62,544
Due from shareholders	(336,068)	—
Increase / (decrease) in current liabilities:
Accounts payable	(36,122)	(14,324)
Other liabilities	(13,704)	(25,869)
Advance from customers	554,912	11,526
Taxes payable	(32,967)	63,881

Total adjustments	349,486	(178,726)

Net cash provided by operating activities	726,023	637,594

CASH FLOWS FROM INVESTING ACTIVITIES
Advance payment made for construction	—	(182,741)
Purchase of property, plant & equipment	(175,065)	(94,808)
Investment in construction in progress	(100,883)	(4,166)

Net cash used in investing activities	(275,948)	(281,715)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders loan		30,405

Net cash provided by financing activities	—	30,405

NET INCREASE IN CASH	450,075	386,284
EFFECT OF EXCHANGE RATE CHANGES ON CASH	3,316	1,965
CASH, BEGINNING BALANCE OF THE PERIOD	2,927,726	853,270

CASH, ENDING BALANCE OF THE PERIOD	$3,381,117	$1,241,519

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for:
Interest paid	$—	$—

Income tax paid	$75,886	$159,671

The accompanying notes are an integral part of these consolidated financial statements

4

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

GL Biochem (Shanghai) Ltd. (hereinafter as the “Company” or “GL Biochem”) was incorporated on May 11th, 1998 in Shanghai, China. The Company is principally engaged in the research, development, manufacture and marketing of diverse biochemicals and fine chemicals, especially peptide, peptide reagents and related products.

On December 26th, 2002, Dr. Xu, Hongyan who is the principal shareholders of GL Biochem, established another entity Danyang GL Biochem Ltd. (hereinafter as “Danyang GL”) in Danyang City, Jiangsu Province, China with registered capital of $784,352, also 100% owned by Dr. Hongyan Xu. Danyang GL engages in manufacture and marketing of Amino acid and peptide and provides its products and services were exclusively to GL Biochem.

On February 20th, 2004, Dr. Xu incorporated Shanghai GL Peptide Ltd. (hereinafter as “GL Peptide”) in Shanghai, China with registered capital of $603,347. GL Peptide solely provides manufacturing and office facility to GL Biochem and doesn’t engage in any other business.

On October 23rd, 2008, another separate entity Binhai GL Peptide Ltd. (hereinafter as “Binhai GL”) was incorporated in Yancheng City, Jiangsu Province, with Dr. Xu owning 90% of the interest and Ms. Min Zhou owning the remaining 10%. Binhai GL also engages in research, development and marketing of chemical and related technical services and provides its products and services exclusively to GL Biochem.

Although GL Biochem does not have any direct ownership interest in GL Peptide, Danyang GL and Binhai GL, it provides the majority of financial support to all three companies. All these three companies are not self-supportive in that they cannot finance their own activities without depending on GL Biochem. In accordance with FASB Interpretation No. 46R, GL Biochem accounts for these three companies as its Variable Interest Entities (“VIE”). GL Biochem is the primary beneficiary of the VIEs because it provides majority of financial support to these entities. Accordingly, GL Biochem consolidates operating results, assets and liabilities of GL Peptide, Danyang GL and Binhai GL.

Since all four companies are under common control, the consolidation of GL Biochem, GL Peptide, Danyang GL and Binhai GL has been accounted for at historical cost. The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principle of Consolidation

The accompanying consolidated balance sheets as of September 30, 2009 and June 30, 2009 and consolidated statements of income and comprehensive income for three months ended September 30, 2009 include the accounts of GL Biochem, GL Peptide, Danyang GL and Binhai GL. The accompanying consolidated statements of income and comprehensive income for three months ended September 30, 2008 only include the accounts of GL Biochem, GL Peptide and Danyang GL. All significant inter-company accounts and transactions have been eliminated in combination.

Basis of Presentation

The Consolidated Financial Statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The Company’s functional currency is the Chinese Renminbi (“RMB”); however the accompanying consolidated financial statements have been translated and presented in United States Dollars (“$”).

Use of Estimates

The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements and the amount of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. However, actual results could differ materially from those results.

5

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Risks and Uncertainties

The Companies are subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Comprehensive Income

The Company has adopted the provisions of ASC 220 “Reporting Comprehensive Income”, previously SFAS No. 130, establishes standards for the reporting and display of comprehensive income, its components and accumulated balances in a full set of general purpose financial statements.

ASC 220 defines comprehensive income is comprised of net income and all changes to the statements of stockholders’ equity, except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders, including adjustments to minimum pension liabilities, accumulated foreign currency translation, and unrealized gains or losses on marketable securities.

Foreign Currency Transactions

The accounts of the Company’s Chinese subsidiaries are maintained in the RMB and the accounts of the U.S. parent company are maintained in the USD. The accounts of the Chinese subsidiaries are were translated into USD in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52, “Foreign Currency Translation,” (codified in Financial Accounting Standards (“FASB”) Accounting Standards Codification (“ASC”) Topic 810) with the RMB as the functional currency for the Chinese subsidiaries. According to SFAS 52, all assets and liabilities were translated at the exchange rate on the balance sheet date, stockholders’ equity is translated at historical rates and statement of operations items are translated at the weighted average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income” (codified in FASB ASC Topic 220). Gains and losses resulting from the translations of foreign currency transactions and balances are reflected in the income statement.

Translations adjustments resulting from this process are included in accumulated other comprehensive income in the consolidated statement of shareholders’ equity and were $1,087,614 and $1,077,320 as of September 30 and June 30, 2009, respectively.

Cash and Cash Equivalents

For Statement of Cash Flows purposes, the Company considers all cash on hand and in banks, including accounts in book overdraft positions, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents. The Company maintains cash with various banks and trust companies located in China. Cash accounts are not insured or otherwise protected. Should any bank or trust company holding cash deposits become insolvent, or if the Company is otherwise unable to withdraw funds, the Company would lose the cash on deposit with that particular bank or trust company.

Accounts Receivable

Accounts receivables are stated at net realizable value. Any allowance for doubtful accounts is established based on the management’s assessment of the recoverability of accounts and other receivables. Management regularly reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the collectability of accounts receivable and the adequacy of the allowance. The allowance for doubtful receivables was $39,631 and $172,228 as of September 30, 2009 and June 30, 2009, respectively.

6

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

Inventories are stated at the lower of cost (determined on a weighted average basis) or market. The management compares the cost of inventories with the fair market value and an allowance is made for writing down the inventories to fair market value, if lower than the cost. As of September 30, 2009 and June 30, 2009, no allowance for writing down the inventories to their fair market value is considered necessary.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost. Gains or losses on disposals are reflected as gain or loss in the year of disposal. The cost of improvements that extend the life of plant, property, and equipment are capitalized. These capitalized costs may include structural improvements, equipment, and fixtures. All ordinary repair and maintenance costs are expensed as incurred.

Depreciation for financial reporting purposes is provided using the straight-line method over the estimated useful lives of assets as follows:

Estimated Useful Life
Buildings	10-20 years
Machinery and equipment	5 years
Vehicle	5 years
Office equipment	5 years

Construction in Progress

All direct and indirect costs related to the acquisition or construction of property, plant and equipment, incurred before the assets are ready for their intended uses, are capitalized as construction in progress. Those costs include borrowing costs, which include foreign exchange differences, on specific borrowings for the construction of the assets during the construction period. Construction in progress is transferred to property, plant and equipment when it is ready for its intended use.

Land Use Rights

Intangible asset consists of land use right only. All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. Instead, the government grants the user a “Land use right” (the Right) to use the land. Land use rights acquired by the Company are amortized over the lives of fifty years on a straight-line basis.

Long-Lived Assets

In accordance with ASC 360, “Proverty, Plant and Equipment”, previously SFAS No. 144, the Company reviews the carrying values of long-lived assets, including property, plant and equipment and other intangible assets, whenever facts and circumstances indicate that the assets may be impaired. ASC 360 requires long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property, plant and equipment and intangible assets subject to periodic amortization, for recoverability at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets.

7

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. As of September 30, 2009 and June 30, 2009, no impairment of long-lived assets is considered necessary.

Revenue Recognition

The Company recognizes sales in accordance with the United States Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104, “Revenue Recognition”. The Company recognizes revenue when the following fundamental criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price to the customer is fixed or determinable and (iv) collection of the resulting receivable is reasonably assured. Revenue is not recognized until title and risk of loss is transferred to the customer, which occurs upon delivery of goods, and objective evidence exists that customer acceptance provisions have been met. Deposits or advance payments from customers prior to delivery of goods and passage of title of goods are recorded as advance from customers.

Earnings Per Share

The Company reports earnings per share in accordance with the provisions of ASC 260 “Earnings Per Share”, previously SFAS No. 128. ASC 260 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS.

Income Taxes

The Company accounts for income taxes using an asset and liability approach which allows for the recognition and measurement of deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

The Company records a valuation allowance for deferred tax assets, if any, based on its estimates of its future taxable income as well as its tax planning strategies when it is more likely than not that a portion or all of its deferred tax assets will not be realized. If the Company is able to utilize more of its deferred tax assets than the net amount previously recorded when unanticipated events occur, an adjustment to deferred tax assets would increase the Company’s net income when those events occur. The Company did not have any significant deferred tax asset or liabilities in the PRC tax jurisdiction for the three months ended September 30, 2009 and 2008.

8

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fair Values of Financial Instruments

ASC 820 “Fair Value Measurements and Disclosures”, previously FAS 157, adopted January 1, 2008, defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, marketable securities, trade bills and other receivables, deposits, trade bills and other payables approximate their fair values due to the short-term maturity of such instruments.

It is management’s opinion that as of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates. The carrying amounts of short-term and long-term loans approximate their fair values because the applicable interest rates approximate current market rates.

Research and Development Cost

Research and development costs are expensed as incurred. These costs primarily consist of cost of materials used and salaries paid for the development department of the Company and fees paid to third parties. Research and development costs for the three months ended September 30, 2009 and 2008 were approximately $241,828 and $515,306, respectively.

Statements of Cash Flows

In accordance with ASC 230, “Statement of Cash Flows”, previously AFAS No. 95, cash flows from the Company’s operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Recent Accounting Pronouncements

Intangibles-Goodwill and Other (Included in ASC 350”, previously FASB staff position (“FSP”) FAS 142-3, Determination of the Useful Life of Intangible Assets). FSP FAS 142-3 amends the factors an entity should consider in developing renewal or extension assumptions used in determining the useful life of recognized intangible assets under FASB Statement No. 142, “Goodwill and Other Intangible Assets”. This new guidance applies prospectively to intangible assets that are acquired individually or with a group of other assets in business combinations and asset acquisitions. FSP FAS 142-3 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. Early adoption is prohibited. The adoption of this standard has no material effect on the Company’s financial statements.

Business Combinations (Included in ASC 805, previously FSP No. 141R-1 “Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies”). FSP 141R-1 amends the provisions in FASB Statement 141R for the initial recognition and measurement, subsequent measurement and accounting, and disclosures for assets and liabilities arising from contingencies in business combinations. FSP 141R-1 eliminates the distinction between contractual and non-contractual contingencies, including the initial recognition and measurement criteria in Statement 141R and instead carries forward most of the provisions in SFAS 141 for acquired contingencies. FSP 141R-1 is effective for contingent assets and contingent liabilities acquired in evaluating the impact of SFAS 141(R). The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

Fair Value Measurements and Disclosures (Included in ASC 820, previously FSP No. 157-4, “Determining Whether a Market is Not Active and a Transaction Is Not Distressed”). FSP No. 157-4 clarifies when markets are illiquid or that market pricing may not actually reflect the “real” value of an asset. If a market is determined to be inactive and market price is reflective of a distressed price then an alternative method of pricing can be used, such as a present value technique to estimate fair value. FSP No. 157-4 identifies factors to be considered when determining whether or not a market is inactive. FSP No. 157-4 would be effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009 and shall be applied prospectively. The adoption of this standard had no material effect on the Company’s financial statements.

9

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investments - Debt and Equity Securities - Overall - Transition and Open Effective Date Information (Included in ASC 320-10-65, previously FASB Staff Position No. 115-2 and Statement of Financial Accounting Standards No. 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments”). ASC 320-10-65 amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities through increased consistency in the timing of impairment recognition and enhanced disclosures related to the credit and noncredit components of impaired debt securities that are not expected to be sold. In addition, increased disclosures are required for both debt and equity securities regarding expected cash flows, credit losses, and securities with unrealized losses. The adoption of this statement had no material impact on the Company’s financial statements.

Interim Disclosures about Fair Value of Financial Instruments (Included in ASC 825 “Financial Instruments”, previously FSP SFAS No. 107-1). This guidance requires that the fair value disclosures required for all financial instruments within the scope of SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”, be included in interim financial statements. This guidance also requires entities to disclose the method and significant assumptions used to estimate the fair value of financial instruments on an interim and annual basis and to highlight any changes from prior periods. FSP 107-1 was effective for interim periods ending after September 15, 2009. The adoption of FSP 107-1 had no material impact on the Company’s financial statements.

Subsequent Events (Included in ASC 855 “Subsequent Events”, previously SFAS No. 165). SFAS No.165, “Subsequent Events” establishes accounting and disclosure requirements for subsequent events. SFAS 165 details the period after the balance sheet date during which we should evaluate events or transactions that occur for potential recognition or disclosure in the financial statements, the circumstances under which we should recognize events or transactions occurring after the balance sheet date in its financial statements and the required disclosures for such events. We adopted this statement effective June 1, 2009 and have evaluated all subsequent events through the date of this report.

Accounting for Transfers of Financial Assets (To be included in ASC 860 “Transfers and Servicing”, previously SFAS No. 166, “Accounting for Transfers of Financial Assets - an Amendment of FASB Statement No. 140”). SFAS 166 addresses information a reporting entity provides in its financial statements about the transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets. Also, SFAS 166 removes the concept of a qualifying special purpose entity, limits the circumstances in which a transferor derecognizes a portion or component of a financial asset, defines participating interest and enhances the information provided to financial statement users to provide greater transparency. SFAS 166 is effective for the first annual reporting period beginning after November 15, 2009 and will be effective for us as of January 1, 2010. The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

Consolidation of Variable Interest Entities – Amended (To be included in ASC 810 “Consolidation”, previously SFAS 167 “Amendments to FASB Interpretation No. 46(R)”). SFAS 167 amends FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities,” to require an enterprise to perform an analysis to determine the primary beneficiary of a variable interest entity; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity and to eliminate the quantitative approach previously required for determining the primary beneficiary of a variable interest entity. SFAS 167 also requires enhanced disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a variable interest entity. SFAS 167 is effective for the first annual reporting period beginning after November 15, 2009 and will be effective for us as of January 1, 2010. The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

FASB Accounting Standards Codification (Accounting Standards Update “ASU” 2009-1). In June 2009, the Financial Accounting Standard Board (“FASB”) approved its Accounting Standards Codification (“Codification”) as the single source of authoritative United States accounting and reporting standards applicable for all non-governmental entities, with the exception of the SEC and its staff. The Codification is effective for interim or annual financial periods ending after September 15, 2009 and impacts our financial statements as all future references to authoritative accounting literature will be referenced in accordance with the Codification. There have been no changes to the content of our financial statements or disclosures as a result of implementing the Codification.

10

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

As a result of our implementation of the Codification during the quarter ended September 30, 2009, previous references to new accounting standards and literature are no longer applicable. In the current quarter financial statements, we will provide reference to both new and old guidance to assist in understanding the impacts of recently adopted accounting literature, particularly for guidance adopted since the beginning of the current fiscal year but prior to the Codification.

In August 2009, the FASB issued Accounting Standards Update No. 2009-05 (“ASC Update 2009-05”), an update to ASC 820, Fair Value Measurements and Disclosures. This update provides amendments to reduce potential ambiguity in financial reporting when measuring the fair value of liabilities. Among other provisions, this update provides clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the valuation techniques described in ASC Update 2009-05. ASC Update 2009-05 will become effective for the Company’s annual financial statements for the year ended December 31, 2009. The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

In October 2009, the FASB issued Accounting Standards Update, 2009-13, Revenue Recognition (Topic 605) “Multiple Deliverable Revenue Arrangements - A Consensus of the FASB Emerging Issues Task Force”. This update provides application guidance on whether multiple deliverables exist, how the deliverables should be separated and how the consideration should be allocated to one or more units of accounting. This update establishes a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence, if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific or third-party evidence is available. The Company will be required to apply this guidance prospectively for revenue arrangements entered into or materially modified after January 1, 2011; however, earlier application is permitted. The management is in the process of evaluating the impact of adopting this standard on the Company’s financial statements.

NOTE 3 - INVENTORIES

Inventories consist of the following as of September 30 and June 30, 2009:

	September 30, 2009	June 30, 2009
Raw materials	$351,686	$328,752
Low value consumables	49,053	42,298
Finished goods	1,872,093	1,935,705

Total	$2,272,832	$2,306,755

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following as of September 30 and June 30, 2009:

	September 30, 2009	June 30, 2009
Buildings	$1,933,772	$1,931,738
Machinery and equipment	2,294,668	2,185,137
Vehicle	145,652	125,785
Office equipment	880,319	831,253
Total costs	5,254,411	5,073,913
Less: Accumulated Depreciation	(1,743,508)	(1,633,212)
Add: Construction in progress	1,344,630	120,309

Total	$4,855,533	$3,561,010

Depreciation expense for three months ended September 30, 2009 and 2008 was $108,520 and $101,399, respectively.

11

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 5 - LAND USE RIGHT

	September 30, 2009	June 30, 2009
Cost of land use right	$678,943	$678,229
Less: Accumulated amortization	(45,216)	(43,496)

Net	$633,727	$634,733

The Company obtained the right from the relevant PRC land authority for a period of fifty years to use the land on which the office premises, production facilities and warehouse of the Company are situated.

In 2004, GL Peptide obtained a land use right of 8,780 square meters land located in Wujing Town, Minhang District, Shanghai. The life of land use right is 50 years, starting from the date of agreement.

In 2003, Danyang GL obtained a land use right of 16,166.7 square meters land located in Changduan Village, Development Zone of Dangyang City. The life of land use right is 50 years, starting from the date of agreement.

In 2008, Binhai GL obtained a land use right of 66,825 square meters land located in Zhongshan No. 3 Road, Coastal Industry Area, Development Zone of Binhai County. The life of land use right is 50 years, starting from the date of agreement.

Amortization expenses for three months ended September 30, 2009 and 2008 were $1,673 and $1,803, respectively. Amortization expenses of land use right for next five years after September 30, 2009 are as follows:

Year	Amortization Expenses
2010	$6,844
2011	7,850
2012	7,850
2013	7,850
2014	7,850
Thereafter	595,483

Total	$633,727

NOTE 6 - ADVANCE TO SUPPLIERS

Advance to suppliers consists of the following as of September 30 and June 30, 2009:

	September 30, 2009	June 30, 2009
Advance to suppliers	$94,417	$72,222
Less: Allowance for doubtful accounts	(31,575)	(21,254)

Advance to suppliers, net	$62,842	$50,968

12

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 7 - TAXES PAYABLE

Taxes payable consist of the following as of September 30 and June 30, 2009:

	September 30, 2009	June 30, 2009
Value added tax payable	$193,288	$218,839
Business tax payable	6,685	4,651
Income tax payable	309,162	318,061
Other tax payable	670	667

Total	$509,804	$542,218

NOTE 8 - DIVIDEND PAYABLE

All of the net profits at the end of each fiscal year shall be paid to shareholders as cash dividend as authorized by the Board of Directors.

The following table summarizes the activities related to the Company’s dividend payable as of September 30, 2009:

	GL	Danyang GL	Total
Dividend payable	$2,067,603	$318,389	$2,385,992

NOTE 9 - RELATED PARTY TRANSACTIONS

As of September 30, the Company has a receivable due from the shareholder Dr. Hongyan Xu in the amount of $433,006. The borrowings bore no interest, and are repayable on demand.

As of June 30, 2009, the Company has a payable due to Dr. Hongyan Xu in the amount of $90,319. These amounts are intended as interest-free loans to the Company and are due upon demand.

NOTE 10 - STATUTORY RESERVE

As stipulated by the Law of the People’s Republic of China (PRC) executed in 2006, net income after taxation can only be distributed as dividends after appropriation has been made for the following:

1. Making up cumulative prior years’ losses, if any;

2. Allocations to the “Statutory surplus reserve” of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital;

3. Allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to The Company’s “Statutory common welfare fund”, which is established for the purpose of providing employee facilities and other collective benefits to the Company’s employees; (The reserve is no longer required for the foreign-invested enterprises beginning 2006);

4. Allocations to the discretionary surplus reserve, if approved in the shareholders’ general meeting.

According to the new Company Law of the People’s Republic of China (PRC) executed in 2007, The Company is not required to reserve the “Statutory common welfare fund”. Accordingly, The Company did not reserve the common welfare fund for three months ended September 30, 2009. As of September 30, 2009, the Company has allocated $886,420 as surplus reserve.

13

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 11 - SHAREHOLDERS’ EQUITY

The Company’s total registered capital is RMB 36,493,326 as of September 30 and June 30, 2009, equivalent of $4,726,736, mainly contributed by Dr. Hongyan Xu, the principal shareholder of the Company. The industry practice in PRC does not require the issuance of stock certificates to the shareholders, nor a third party transfer agent to maintain the records. For the purpose of financial reporting, the Company elected to designate one (1) common share for each RMB contributed. Accordingly, there were total 36,493,326 shares issued and outstanding for the period ended September 30, 2009 and year ended June 30, 2009.

NOTE 12 - SUBSIDY INCOME

The Company periodically receives high-tech grant money in the form of government subsidies. Government subsidies are recorded as subsidy income in the same period they are received. For three months ended September 30, 2009 and 2008, subsidies in the total amount of $11,113 and $84,648 respectively were granted to the Company by the local governments for the research and development of high-tech products.

NOTE 13 - INCOME TAX

The Company is governed by the Income Tax Law of the People’s Republic of China concerning private-run enterprises, which are generally subject to income tax at statutory rate on income reported in the statutory financial statements after appropriate tax adjustments.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the New CIT Law), which is effective from January 1, 2008. Under the new law, the corporate income tax rate applicable to all Companies, including both domestic and foreign-invested companies, will be 25%, replacing the old tax rate of 33%. However, pending the detailed implementation rulings from the tax authorities, we believe that some of the tax concession granted to eligible companies prior to the new CIT laws will be grand fathered.

GL Peptide and Binhai GL are governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 25% (starting from the calendar year 2008) or 33% (before the calendar year 2008) on income reported in the statutory financial statements after appropriated tax adjustments.

GL Biochem is subject to the reduced tax rate of 10% from July 1, 2007 to December 31, 2007 and 15% from January 1. 2008 to December 31, 2010, respectively as it is registered as State-recognized High-Tech company.

Danyang GL is subject to reduced tax rate of 12% from July 1, 2007 to December 31, 2007 and 12.5% from then on, respectively as it is registered as State-recognized High-Tech company.

The following table reconciles the US statutory rates to The Company’s effective tax rate for the three months ended September 30, 2009 and 2008:

	September 30, 2009	September 30, 2008
US statutory rates	34%	34%
Tax rate difference	(9%)	(9%)
Effect of tax holiday	(11%)	(10%)
Non-deductible expense	3%	—

Tax per financial statements	17%	15%

14

GL BIOCHEM (SHANGHAI) LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008 (UNAUDITED)

NOTE 14 - CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company’s operations are all carried out in the PRC. Accordingly, The Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results of operations may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

15

Exhibit B

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (hereinafter referred to as this “Agreement”) is entered into as of this 28th day of December, 2009, by and among (a) Commonwealth Biotechnologies, Inc., a Virginia corporation (hereinafter referred to as “CBI”), with its principal executive office at 601 Biotech Drive, Richmond, Virginia 23235, (b) Wise Century Group Limited, a Hong Kong company (hereinafter referred to as “WCGL”), with offices at Room 2701, 27/F., Tesbury Centre, 28 Queen’s Road East, Wanchai, Hong Kong and (c) Asia Peptide Limited, a British Virgin Islands company and the sole shareholder of WCGL (the “Shareholder”), with offices at No. 519 Ziyue Road, Zizhu High-Tech Zone, Minhang District, Shanghai. Each of the parties to this Agreement is individually referred to herein as a “Party” and collectively, as the “Parties.”

PREMISES

WHEREAS, CBI is a publicly held corporation incorporated under the laws of the Commonwealth of Virginia;

WHEREAS, as of the date hereof and prior to the transaction contemplated hereby, CBI has 8,141,796 shares of common stock, without par value per share (the “CBI Common Stock”), issued and outstanding;

WHEREAS, as of the date hereof, WCGL has 1,000 shares of capital stock (the “WCGL Common Stock”) issued and outstanding, all of which are held by the Shareholder.

AGREEMENT

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived here from, and intending to be legally bound hereby, it is hereby agreed as follows:

ARTICLE I

PLAN OF EXCHANGE

Section 1.01 Share Exchange. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as such term is defined in Section 1.02 hereof), the Shareholder by executing this Agreement, shall assign, transfer and deliver to CBI, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, 1,000 shares of WCGL Common Stock, constituting 100% of the issued and outstanding WCGL Common Stock (the “WCGL Exchange Shares”). In exchange for (a) the transfer of the WCGL Exchange Shares by the Shareholder, (b) the payment by WCGL of the Legal Expenses on the terms referenced in Section 6.02(d) hereof and (c) the execution and funding under the Promissory Note referenced in Section 1.02 hereof, CBI shall issue to the Shareholder, its affiliates or assigns, 77,889,871 shares of CBI Common Stock (the “CBI Exchange Shares”). The number of CBI Exchange Shares equals 78% of the issued and outstanding shares of CBI on a post-closing, fully-diluted basis (the “Exchange Share Percentage”). For purposes of this Agreement, “fully diluted basis” shall equal the sum on the Closing Date (as such term is defined in Section 1.03 hereof) of (i) the issued and outstanding shares of CBI Common Stock and (ii) shares of CBI Common Stock that underlie other outstanding securities of CBI that are convertible or exercisable into CBI Common Stock at a per share price equal to or less than the greater of (a) the average five days’ closing price for CBI Common Stock or (b) $1.01. The term “fully diluted basis” shall not include any shares underlying issuable but not issued securities or any issued securities convertible into CBI Common Stock that are exercisable or convertible for more than the exercise price per share described in the previous sentence. At the Closing Date, the Shareholder shall, on surrender of its certificate or certificates representing the WCGL Exchange Shares to CBI or its registrar or transfer agent, be entitled to receive a certificate or certificates evidencing the CBI Exchange Shares.

Section 1.02 Legal Fees. Within five business days of the execution of this Agreement, WCGL shall make available funds to Kaufman & Canoles for legal fees owed by CBI to Kaufman & Canoles an aggregate of $150,000 as follows: $30,000 within five (5) days of execution of this Agreement; $30,000 within five (5) days of CBI submitting a proxy to the SEC for the transaction that is the subject of this Agreement; $30,000 within five (5) days of the mailing of the definitive proxy described hereinbefore; and $60,000 upon consummation of the closing of the transaction contemplated by this Agreement.

Section 1.03 Closing. The closing (“Closing”) of the transaction contemplated by this Agreement shall occur upon the exchange of the WCGL Exchange Shares and the CBI Exchange Shares (the “Closing Date”). Such Closing shall take place at a location mutually acceptable to the Parties.

Section 1.04 Directors of CBI at Closing. Effective as of the Closing Date, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the shareholders of CBI of a proxy statement meeting the rules and regulations promulgated by the Securities and Exchange Commission, the following members of CBI’s Board of Directors shall resign: Bill Guo, Samuel Sears, James Causey, Richard Freer, Eric Tao, Paul D’Sylva and Maria Song. The following seven (7) () individuals shall be appointed to the Board of Directors of CBI:

Dr. Hongyan Xu Min Zhou

Wu Donghuan, Esq.

Tomothy Zhang

Joseph Meuse

Bill Guo

Samuel Steven Sears

Among them, five (5) individuals shall be nominated by the current Board of Directors of WCGL and the remaining two (2) individuals shall be nominated by the current Board of Directors of CBI.

Section 1.05 Officers of CBI at Closing. Effective as of the Closing Date, Richard J. Freer shall resign from positions held at CBI, and Dr. Hongyan Xu shall be appointed as the President, Chief Executive Officer, and Secretary of CBI.

ARTICLE II

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF WCGL

WCGL represents, warrants and agrees that all of the statements in the following subsections of this Article II are true and complete as of the date hereof. The disclosure schedules attached hereto as (the “WCGL Disclosure Schedules”) are divided into sections that correspond to the sections of this Article II. The WCGL Disclosure Schedules comprise lists of all exceptions to the truth and accuracy in all material respects of, and of all disclosures or descriptions required by, the representations and warrants set forth in this Article II.

Section 2.01 Incorporation. WCGL is a company duly incorporated, validly existing, and in good standing under the laws of Hong Kong and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Complete and correct copies of WCGL Constituent Instruments (as such term is defined below) as in effect on the date hereof are included in the WCGL Disclosure Schedules as Schedule 2.01. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of WCGL Constituent Instruments. WCGL has taken all actions required by law, the WCGL Constituent Instruments, or otherwise to authorize the execution and delivery of this Agreement. WCGL has full power, authority, and legal capacity and has taken all action required by law, the WCGL Constituent Instruments, and otherwise to consummate the transactions herein contemplated. For the purpose of this Agreement, “WCGL Constituent Instruments” shall mean the memorandum and articles of association of WCGL and such other constituent instruments of WCGL as may exist, each as amended to the date of this Agreement.

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Section 2.02 Organization. The corporate structure of WCGL, including all subsidiaries is attached as Schedule 2.02. WCGL has not entered into a variable interest entity structure with a third company. WCGL and each of its subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing, and in good standing under the laws of its jurisdiction or organization (as applicable) and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Except as set forth on Schedule 2.02, WCGL and each such subsidiary is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect on WCGL’s financial condition. For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by a Party and/or any of its other subsidiaries.

Section 2.03 Authorized Shares. WCGL is authorized to issue 10,000 shares of capital stock, consisting of 10,000 shares of common stock, par value of $1.00HKD per share and no shares of preferred stock. There are 1,000 shares of common stock currently issued and outstanding. The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. Except as disclosed in Schedule 2.02, there are no other bonds, debentures, notes or other indebtedness of WCGL having the right to vote (or convertible into, or exchangeable for, securities having right to the vote) (“Voting WCGL Debt”). Except as disclosed on Schedule 2.02, there are no options, warrants, rights, stock-based performance units, commitments, contracts, arrangements or undertakings of any kind to which WCGL is a party or by which is bound (a) obligating WCGL to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity interests in, or any security convertible or exercisable for or exchangeable into any capital stock of or other equity interest in WCGL or any Voting WCGL Debt, (b) obligating WCGL to issue, grant, extend or enter into any such option, warrant, call, right, security, commitment, contract, arrangement or undertaking or (c) that give any person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights occurring to holders of the capital stock of WCGL. As of the date of this Agreement, there are not any outstanding contractual obligations of WCGL to repurchase, redeem or otherwise acquire any shares of capital stock of WCGL.

Section 2.04 Financial Statements.

(a) The consolidated, audited balance sheets of WCGL as of June 30, 2009 and 2008 and the related audited statements of operations, stockholders’ equity and cash flows for the fiscal years ended June 30, 2009 and 2008, and the reviewed consolidated balance sheet of WCGL as of September 30, 2009 and 2008 and the related reviewed statements of operations, stockholders’ equity and cash flows for the quarters ended September 30, 2009 and 2008, together with the notes to such statements and the opinion of Bagell Josephs, Levine & Company, LLC, independent certified public accountants.

(b) All such financial statements have been prepared in accordance with generally accepted accounting principles (“US GAAP”) consistently applied throughout the periods involved. The WCGL balance sheets are true and accurate and present fairly as of their respective dates the financial condition of WCGL. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, WCGL had no other liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with U.S. GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of WCGL, in accordance with US GAAP. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by generally accepted accounting principles.

(c) Except as set forth in the WCGL Disclosure Schedules or the financial statements of WCGL or the notes thereto, WCGL has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

(d) WCGL has duly and punctually paid all governmental fees and taxation which it has become liable to pay and has duly allowed for all taxation reasonably foreseeable. WCGL is under no liability to pay any penalty or interest in connection with any claim for governmental fees or taxation, and WCGL has made any and all proper declarations and returns for taxation purposes. All information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all governmental fees and taxation.

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(e) The books and records, financial and otherwise of WCGL are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

Section 2.05 Information. The information concerning WCGL set forth in this Agreement and in the WCGL Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. In addition, WCGL has fully disclosed in writing to CBI (through this Agreement or the WCGL Schedules) all information relating to matters involving WCGL or its assets or its present or past operations or activities which (i) indicated or may indicate, in the aggregate, the existence of a greater than $50,000 liability, (ii) have led or may lead to a competitive disadvantage on the part of WCGL and (iii) either alone or in aggregation with other information covered by this Section 2.05 or otherwise have led or may lead to a Material Adverse Effect upon WCGL. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of a Party and its subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of a Party to perform any of its obligations under this Agreement in any material respect.

Section 2.06 Absence of Certain Changes or Events. Since December 31, 2008:

(a) WCGL has not incurred a Material Adverse Effect;

(b) WCGL has not (i) amended the WCGL Constituent Instruments; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to shareholders or purchased or redeemed, or agreed to purchase or redeem, any of its securities; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of WCGL; (iv) made any material change in its method of management, operation or accounting, (v) entered into any other material transaction other than sales in the ordinary course of its business; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or (viii) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees;

(c) Except as disclosed on Schedule 2.06(c), WCGL has not (i) granted or agreed to grant any options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than (A) current liabilities reflected in or shown on the most recent WCGL balance sheet, (B) current liabilities incurred since that date in the ordinary course of business and professional and (C) other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights or canceled, or agreed to cancel, any debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of WCGL; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock) except in connection with this Agreement; and

(d) To its best knowledge, WCGL has not become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of WCGL.

Section 2.07 No Undisclosed Liabilities. Other than as disclosed on Schedule 2.07, neither WCGL nor any of its subsidiaries has liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of its business since December 31, 2008 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on WCGL or its subsidiaries.

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Section 2.08 Indebtedness. Schedule 2.08(a) hereto sets forth all outstanding secured and unsecured Indebtedness of WCGL and its subsidiaries on a consolidated basis as of the date of this Agreement. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $5,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same should be reflected in a Party’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $5,000 due under leases required to be capitalized in accordance with U.S. GAAP. Except as set forth in Schedule 2.08(b), neither WCGL nor any subsidiary is in default with respect to any Indebtedness.

Section 2.09 Litigation and Proceedings. As of the date of this Agreement, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of WCGL after reasonable investigation, threatened by or against WCGL or affecting WCGL or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. WCGL does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 2.10 Taxes. Except as set forth on Schedule 2.10, WCGL and each of the subsidiaries has accurately prepared and timely filed all applicable tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of WCGL and the subsidiaries for all current taxes and other charges to which WCGL or any subsidiary is subject and which are not currently due and payable. Except as set forth on Schedule 2.10, WCGL has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against WCGL for any period, nor of any basis for any such assessment, adjustment or contingency.

Section 2.11 Operation of Business. Except as disclosed in Schedule 2.11, WCGL and each of the subsidiaries does not own, nor is validly licensed nor otherwise has the right to use, any intellectual property rights. To the extent WCGL or any subsidiary uses any intellectual property, WCGL or such subsidiary owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.

Section 2.12 Environmental Compliance. Since their inception, WCGL and its subsidiaries have not been in violation of any applicable law relating to the environment or occupational health and safety, where such violation would have a Material Adverse Effect. WCGL and its subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Other than as disclosed on Schedule 2.12, WCGL and its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting WCGL or any subsidiary that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage

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(including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance where, in each of the foregoing clauses (i) and (ii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 2.13 Contracts.

(a) All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments to which WCGL or any subsidiary is a party or by which it or any of their assets, products, technology, or properties are bound other than those incurred in the ordinary course of business are set forth on Schedule 2.13. A “material” contract, agreement, franchise, license agreement, debt instrument or commitment is one which (i) will remain in effect for more than six (6) months after the date of this Agreement or (ii) involves aggregate obligations of at least fifty thousand dollars ($50,000);

(b) All contracts, agreements, franchises, license agreements, and other commitments to which WCGL or any subsidiary is a party or by which its properties are bound and which are material to the operations of WCGL or the subsidiary taken as a whole are valid and enforceable in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

(c) Except as included or described in the WCGL Schedules or reflected in the most recent WCGL balance sheet, neither WCGL nor any subsidiary is a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of WCGL or a subsidiary.

(d) Except as set forth in Schedule 2.13(d), WCGL and its subsidiaries have in all material respects performed all the obligations required to be performed by each of them to date under the foregoing agreements, has received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

Section 2.14 Books and Record Internal Accounting Controls. The books and records of WCGL and its subsidiaries accurately reflect in all material respects the information relating to the business of WCGL and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of WCGL or any subsidiary. WCGL and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of WCGL, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

Section 2.15 Material Agreements. Schedule 2.15(a) sets forth any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, WCGL or any subsidiary is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Exhibit Agreements”) if WCGL or any subsidiary were registering securities under the Securities Act of 1933 (the “Securities Act”). Except as set forth in Schedule 2.15(b), WCGL and each of its subsidiaries have in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Exhibit Agreement now in effect the result of which would cause a Material Adverse Effect.

Section 2.15 Transactions with Affiliates. Except as set forth on Schedule 2.15, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) WCGL or a subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of WCGL, or any of its subsidiaries, or any person owning any capital stock of WCGL or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

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Section 2.16 No Conflict with Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which WCGL or any subsidiary is a party or to which any of its assets, properties or operations are subject.

Section 2.17 Compliance with Laws and Regulations. The business of WCGL and its subsidiaries has been and is presently being conducted in material compliance with all applicable federal, state and local governmental laws, rules, regulations and ordinances. WCGL and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business in all material respects as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 2.18 Authority, Execution and Delivery; Enforceability of Agreement. WCGL has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby. The execution and delivery by WCGL of this Agreement and the consummation by WCGL of the transaction contemplated hereby have been duly authorized and approved by the Board of Directors of WCGL and no other corporate proceedings on the part of WCGL are necessary to authorize this Agreement and the transaction contemplated hereby.

Section 2.19 Bank Accounts; Power of Attorney. Schedule 2.19 hereto sets forth a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by WCGL and its subsidiaries within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of WCGL, (b) all safe deposit boxes and other similar custodial arrangements maintained by WCGL and its subsidiaries within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from WCGL and its subsidiaries or who are otherwise authorized to act on behalf of WCGL or its subsidiaries with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

Section 2.20 Valid Obligation. This Agreement and all agreements and other documents executed by WCGL in connection herewith constitute the valid and binding obligation of WCGL, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 2.21 Title to Properties. Except as disclosed in Schedule 2.21, WCGL and its subsidiaries do not own any real property.

Section 2.22 Insurance. Except as disclosed in Schedule 2.22, WCGL and any of its subsidiaries does not currently maintain any form of insurance. Beginning on the Closing Date and for a period of two years thereafter, WCGL shall take all actions necessary to cause CBI to renew and maintain all of CBI’s insurance policies with at least the same benefits and no more than existing deductibles or co-payments.

Section 2.23 Authorization. No authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the WCGL Exchange Shares, or for the performance by WCGL of its obligations under the Agreement.

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Section 2.24 Labor Matters.

(a) Except as disclosed in Schedule 2.24(a), there are no collective bargaining or other labor union agreements to which WCGL is a party or by which WCGL is bound. No material labor dispute exists or, to the knowledge of WCGL, is imminent with respect to any of the employees of WCGL.

(b) Set forth in Schedule 2.24(b) is a complete list of all stock option plans providing for the grant by WCGL of stock options to directors, officers, employees, consultants or other persons. Except as disclosed on Schedule 2.24(b), WCGL has no employment contract, agreement, or other similar contract with any officer, consultant or employee.

(c) Except as set forth in Schedule 2.24(c), neither the consummation of the transactions contemplated hereunder alone, nor in combination with another event, with respect to each director, officer, employee and consultant of WCGL, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from WCGL, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. Except as set forth in Schedule 2.24(d), no agreement, arrangement or other contract of WCGL provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of WCGL. Except as set forth in Schedule 2.24(d), since December 31, 2008, no termination of any officer, consultant or employee of WCGL, either individually or in the aggregate, would have a Material Adverse Effect or cause any labor dispute.

Section 2.25 Foreign Corrupt Practices. Neither WCGL, nor, to WCGL’s knowledge, any director, officer, agent, employee or other person acting on behalf of WCGL, in the course of its actions for, or on behalf of, WCGL (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (c) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (d) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

Section 2.26 WCGL Consultant. As of the date of this Agreement, WCGL has engaged a consultant, agreed by CBI, advising it on the transactions contemplated hereunder. WCGL is solely responsible for payment of fees and expenses arising from obtaining the WCGL Consultant’s services. Except as set forth in Schedule 2.26 of this Agreement, no broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of WCGL.

ARTICLE III

REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CBI

CBI represents, warrants and agrees that all of the statements in the following subsections of this Article III are true and complete as of the date hereof. The disclosure schedules attached hereto are divided into sections that correspond to the sections of this Article III. The CBI Disclosure Schedules comprise lists of all exceptions to the truth and accuracy in all material respects of, and of all disclosures or descriptions required by, the representations and warrants set forth in this Article III.

Section 3.01 Incorporation. CBI is a company duly incorporated, validly existing, and in good standing under the laws of the Commonwealth of Virginia and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. Complete and correct copies of the CBI Constituent Instruments (as such term is defined below) as in effect on the date hereof are included in the CBI Disclosure Schedules as Schedule 3.01. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of CBI Constituent Instruments. CBI has taken all actions required by law, the CBI Constituent Instruments, or otherwise to authorize the execution and delivery of this Agreement. CBI has full power, authority, and legal capacity and has taken all action required by law, the CBI Constituent Instruments, and otherwise to consummate the transactions

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herein contemplated. For the purpose of this Agreement, “CBI Constituent Instruments” shall mean the articles of incorporation and bylaws of CBI and such other constituent instruments of CBI as may exist, each as amended to the date of this Agreement.

Section 3.02 Organization. Except as set forth on Schedule 3.02, CBI and each of its subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing, and in good standing under the laws of its jurisdiction or organization (as applicable) and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. Schedule 3.02 includes a list of all of CBI’s subsidiaries. Except as set forth on Schedule 3.02, CBI and each such subsidiary is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect on CBI’s financial condition.

Section 3.03 Capitalization. CBI is authorized to issue a total of 101,000,000 shares of capital stock, of which 100,000,000 shares are common stock, without par value per share, and 1,000,000 shares are preferred stock, without par value per share. As of the date of this Agreement, there are 8,141,796 shares of CBI Common Stock issued and outstanding, and no shares of preferred stock are issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. Except as set forth on Schedule 3.03(a) hereto, no shares of CBI Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of CBI. Except as set forth on Schedule 3.03(b), there are no contracts, commitments, understandings, or arrangements by which CBI is or may become bound to issue additional shares of its capital stock or options, securities or rights convertible into shares of capital stock of CBI. Except as set forth on Schedule 3.03(c) hereto, CBI is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 3.03(d), CBI is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of CBI. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of CBI issued prior to the Closing complied with all applicable federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect.

Section 3.04 Subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Other than as set forth on Schedule 3.04(b), there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Other than as set forth on Schedule 3.04(c), neither CBI nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither CBI nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary. CBI and its subsidiaries, as applicable, each have the unrestricted right to vote, and (subject to limitations or restrictions imposed by applicable law) to receive dividends and distributions on, all capital securities of its subsidiaries as owned by CBI or any such subsidiary, as the case may be.

Section 3.05 Financial Statements.

(a) Schedule 3.05(a) hereto sets forth the audited balance sheets of CBI as of December 31, 2008 and 2007 and the related audited statements of operations, stockholders’ equity and cash flows for December 31, 2008 and 2007 together with the notes to such statements and the opinions of Witt Mares, PLC and BDO Seidman, LLP, independent certified public accountants with respect thereto.

(b) Schedule 3.05(b) hereto sets forth unaudited balance sheets of September 30, 2009 and the related unaudited statements of operations, stockholders’ equity and cash flows for the quarters ended on such dates and all such financial statements have been reviewed by Witt Mares, PLC.

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(c) All such financial statements have been prepared in accordance with U.S. GAAP consistently applied throughout the periods involved. The CBI balance sheets are true and accurate and present fairly as of their respective dates the financial condition of CBI. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, CBI had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of CBI, in accordance with U.S. GAAP. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by U.S. GAAP.

(d) The books and records, financial and otherwise, of CBI and its subsidiaries are in all material aspects complete and correct and have been maintained in accordance with good business and accounting practices.

(e) All of CBI and its subsidiaries’ assets are reflected on its financial statements, and, except as set forth in Schedule 3.05(e) or the financial statements of CBI or the notes thereto, CBI and its subsidiaries have no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise.

Section 3.06 Absence of Certain Changes or Events. Except as set forth in Schedule 3.06, since December 31, 2008:

(a) CBI has not incurred a Material Adverse Effect;

(b) CBI has not (i) amended the CBI Constituent Instruments; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of CBI; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements other than in the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its salaried employees whose monthly compensation exceed $1,000; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for or with its officers, directors, or employees;

(c) Neither CBI nor any of its subsidiaries has (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent CBI balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of CBI; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d) To its best knowledge, neither CBI nor any of its subsidiaries has become subject to any law or regulation which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of CBI or its subsidiary.

Section 3.07 No Undisclosed Liabilities. Other than as disclosed on Schedule 3.07, neither CBI nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of CBI or its subsidiaries’ respective businesses since December 31, 2008 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on CBI or its subsidiaries.

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Section 3.08 No Undisclosed Events or Circumstances To the best knowledge of CBI, no event or circumstance has occurred or exists with respect to CBI or its subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by CBI but which has not been so publicly announced or disclosed.

Section 3.09 Indebtedness. Schedule 3.09(a) hereto sets forth all outstanding secured and unsecured Indebtedness of CBI and its subsidiaries on a consolidated basis as of the date of this Agreement. Except as set forth in Schedule 3.09(b) neither CBI nor any subsidiary is in default with respect to any Indebtedness.

Section 3.10 Litigation and Proceedings. Except as set forth on Schedule 3.10, as of the date of this Agreement, there are no actions, suits, proceedings, or investigations pending or, to the knowledge of CBI after reasonable investigation, threatened by or against CBI or affecting CBI or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. Except as set forth on Schedule 3.10, CBI does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 3.11 Title to Assets. Except as set forth on Schedule 3.11(a), each of CBI or its subsidiaries has good and marketable title to all of its real and personal property reflected on Schedule 3.11(b) free and clear of any mortgages, pledges, charges, liens, securities interest or other encumbrances, all properties and assets (i) purportedly owned or used by them, (ii) all properties and assets necessary for the conduct of their business as currently conducted. All leases of CBI and each of its subsidiaries are valid and subsisting and in full force and effect. The aggregate of all monthly payment accrued from the mortgages, pledges, charges, lien, securities interest or other encumbrances set forth on Schedule 3.11(a) is discharged in full on a monthly basis by CBI’s monthly income arising from its five-year lease with Bostwick Laboratories, Inc., of the facility located at 601 Biotech Drive, Richmond, Virginia, 23235 (the “Office Property”)owned by CBI with good and marketable title, assuming consummation of such lease and full performance thereunder.

Section 3.12 Litigation and Proceedings. Except as set forth on Schedule 3.12, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of CBI, threatened against CBI or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of CBI, threatened, against or involving CBI, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against CBI or any subsidiary or any executive officers or directors of CBI or subsidiary in their capacities as such.

Section 3.13 Taxes. Except as set forth on Schedule 3.13, CBI and each of the subsidiaries has accurately prepared and timely filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of CBI and the subsidiaries for all current taxes and other charges to which CBI or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of CBI or any subsidiary have been audited by the Internal Revenue Service. Except as set forth on Schedule 3.13, CBI has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against CBI or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

Section 3.14 Certain Fees. No brokers’ fees, finders fees or financial advisory fees or commissions will be payable by CBI or any subsidiary with respect to the transactions contemplated by this Agreement.

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Section 3.15 Operation of Business. CBI and each of the subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect. Schedule 3.14 sets forth a list of the status of all intellectual property owned by CBI and its subsidiaries.

Section 3.16 Environmental Compliance. Since their inception, neither CBI, nor any of its subsidiaries has been, in violation of any applicable law relating to the environment or occupational health and safety, where such violation would have a Material Adverse Effect on the business or financial condition of any of CBI and its subsidiaries. CBI and its subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Other than as disclosed on Schedule 3.16, CBI and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. There are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting CBI or its subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance where, in each of the foregoing clauses (i) and (ii), the failure to so comply could be reasonably expected to have5, individually or in the aggregate, a Material Adverse Effect.

Section 3.17 Contracts.

(a) All “material” contracts, agreements, franchises, license agreements, debt instruments or other commitments (as such term is defined in Section 2.13 hereof) to which CBI or any subsidiary is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business are set forth on Schedule 3.17;

(a) All contracts, agreements, franchises, license agreements, and other commitments to which CBI or any affiliate is a party or by which its properties are bound and which are material to the operations of CBI taken as a whole are valid and enforceable in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

(c) Except as included or described in Schedule 3.17(c) or reflected in the Commission Documents, neither CBI nor any affiliate is a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (iii) agreement, contract, or indenture relating to the borrowing of money, (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or director of WCGL.

(d) Except as set forth in Schedule 3.17(d), CBI and its subsidiaries have in all material respects performed all the obligations required to be performed by it to date under the foregoing agreements, has received no notice of default and is not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.

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Section 3.18 Books and Record Internal Accounting Controls. Except as otherwise disclosed in the Commission Documents (as such term is defined in Section 3.25(a) hereof), the books and records of CBI and its subsidiaries accurately reflect in all material respects the information relating to the business of CBI and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of CBI or any subsidiary. CBI and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of CBI, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

Section 3.19 Exhibit Agreements. Schedule 3.19(a) sets forth any and all Exhibit Agreements (as such term is defined in Section 2.15 hereof). Except as set forth in Schedule 3.19(b), CBI and each of its subsidiaries have in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Exhibit Agreement now in effect the result of which would cause a Material Adverse Effect.

Section 3.20 Transactions with Affiliates. Except as set forth on Schedule 3.20, which sets forth proposed and existing affiliate relationships, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) CBI or any subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of CBI, or any of its subsidiaries, or any person owning any capital stock of CBI or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

Section 3.21 No Conflict with Other Instruments. Except as set forth on Schedule 3.21, the execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which CBI or any of its subsidiaries is a party or to which any of its assets, properties or operations are subject.

Section 3.22 Compliance with Law. Except s set forth on Schedule 3.22, the business of CBI and the subsidiaries has been and is presently being conducted in material compliance with all applicable federal, state and local governmental laws, rules, regulations and ordinances. CBI and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business in all material respects as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 3.23 Approval of Agreement. The Board of Directors has authorized the execution and delivery of this Agreement by CBI and has approved this Agreement and the transactions contemplated hereby. The shareholders of CBI have not yet voted to approve this Agreement and the transactions contemplated hereby, and such shareholder approval is a condition of Closing. If such shareholder approval does not occur, then this Agreement will terminate in accordance with Section 8.01.

Section 3.24 Bank Accounts; Power of Attorney. Schedule 3.23 hereto sets forth a true and complete list of (a) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by CBI or any of its subsidiaries within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of CBI or otherwise its subsidiaries, (b) all safe deposit boxes and other similar custodial arrangements maintained by CBI and its subsidiaries within the past twelve (12) months, (c) the check ledger for the last 12 months, and (d) the names of all persons holding powers of attorney from CBI or its subsidiaries or who are otherwise authorized to act on behalf of CBI or its subsidiaries with respect to any matter, other than its officers and directors, and a summary of the terms of such powers or authorizations.

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Section 3.25 Valid Obligation. This Agreement and all agreements and other documents executed by CBI in connection herewith constitute the valid and binding obligation of CBI, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 3.26 Commission Documents; Financial Statements.

(a) CBI has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “Commission”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”).

(b) CBI has made available to WCGL and the Shareholder a correct and complete copy, or there has been available on EDGAR, copies of each Commission Document filed by CBI with the SEC upon the request of WCGL or the Shareholder. As of the respective dates of such Commission Documents, to CBI’s knowledge, the Commission Documents: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Commission Documents, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) A current report on Form 8-K is required to be and shall be filed by CBI within four business days after the Closing Date to disclose the transactions contemplated in this Agreement (the “Form 8-K”).

Section 3.27 Securities Act of 1933. Assuming the accuracy of the representations of the Shareholder set forth in Sections 4.06 and 4.07 hereof, CBI has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the CBI Common Stock hereunder. Neither CBI nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the CBI Common Stock, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the CBI Common Stock in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither CBI nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the CBI Common Stock.

Section 3.28 Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and Form 8-K, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the CBI Exchange Shares, or for the performance by CBI of its obligations under the Agreement.

Section 3.29 Securities and Exchange Act of 1934. CBI is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of CBI Common Stock have been registered under Section 12(b) of the Exchange Act, and CBI is in compliance with all of the requirements under, and imposed by, Section 12(b) of the Exchange Act, except where a failure to so comply is not reasonably likely to have a Material Adverse Effect on CBI.

Section 3.30 Employees/Labor Matters.

(a) Except as disclosed on Schedule 3.30(a), neither CBI nor any subsidiary has any collective bargaining arrangements or agreements covering any of its employees. No labor dispute exists or, to the knowledge of CBI, is imminent with respect to any of the employees of CBI.

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(b) Set forth in Schedule 3.30(b) is a complete list of all stock option plans providing for the grant by CBI of stock options to directors, officers, employees, consultants or other persons.

(c) Except as disclosed on Schedule 3.30(c), neither CBI nor any subsidiary has any employment contract, agreement, or other similar contract with any of its officer, consultant or employee.

(d) Except as set forth in Schedule 3.30(d), neither the consummation of the transactions contemplated hereunder alone, nor in combination with another event, with respect to each director, officer, employee and consultant of CBI, will result in (a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from CBI, (b) any increase in the amount of compensation or benefits payable to any such individual or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. Except as set forth in Schedule 3.30(d), no agreement, arrangement or other contract of CBI provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of CBI. Except as set forth in Schedule 3.30(d), since December 31, 2008, no termination of any officer, consultant or employee of CBI, either individually or in the aggregate, would have a Material Adverse Effect or cause any labor dispute.

(e) Except as set forth in Schedule 3.30(e), CBI has terminated all employees and has satisfied all obligations, including past salary, taxes, payroll obligations or any other liability related to such employees.

Section 3.31 No Material Change of Mimotopes. Since December 31, 2008, there has not been any Material Adverse Effect in Mimotopes.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

The Shareholder hereby represents and warrants to CBI as follows.

Section 4.01 Incorporation. The Shareholder is a company duly incorporated, validly existing, and in good standing under the laws of the British Virgin Islands and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the Shareholder Constituent Instruments (as such term is defined below). The Shareholder has taken all actions required by law, the Shareholder Constituent Instruments or otherwise to authorize the execution and delivery of this Agreement. The Shareholder has full power, authority, and legal capacity and has taken all action required by law, the Shareholder Constituent Instruments, and otherwise to consummate the transactions herein contemplated. For the purpose of this Agreement, “Shareholder Constituent Instruments” shall mean the memorandum and articles of association of the Shareholder and such other constituent instruments of the Shareholder as may exist, each as amended to the date of this Agreement.

Section 4.02 Good Title. The Shareholder is the record and beneficial owner, and has good title to its WCGL Common Stock, with the right and authority to sell and deliver such WCGL Common Stock. Upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering of CBI as the new owner of such WCGL Common Stock in the share register of WCGL, CBI will receive good title to such WCGL Common Stock, free and clear of all Liens.

Section 4.03 Enforceability. This Agreement constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Shareholder in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

Section 4.04 No Conflicts. The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any law applicable to the Shareholder and (c) will not violate or breach any contractual obligation to which the Shareholder is a party.

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Section 4.05 Finder’s Fee. Except as set forth in Schedule 4.05, the Shareholder represents and warrants that it has not created any obligation for any finder’s, investment banker’s or broker’s fee in connection with the transaction contemplated hereby.

Section 4.06 Purchase Entirely for Own Account. The Shareholder is acquiring the CBI Exchange Shares for investment for its own account, and not with a view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling or otherwise distributing the CBI Exchange Shares, except in compliance with applicable securities laws.

Section 4.07 Sophistication and Accredited Status. The Shareholder is a sophisticated investor, as described in Rule 506(b)(2)(ii) promulgated under the Securities Act and has such experience in business and financial matters that it is capable of evaluating the merits and risk of an investment in CBI. In addition, the Shareholder meets the definition of “accredited investor,” as defined in Rule 501(a) promulgated under the Securities Act.

Section 4.08 Access to Information. The Shareholder has received or had access to all documents, records and other information pertaining to its investment in the CBI Exchange Shares that it has requested, and has been given the opportunity to meet or have telephonic discussions with CBI’s representatives, to ask questions of them, to receive answers concerning the terms and conditions of this investment and to obtain information that CBI possesses or can acquire without unreasonable effort or expense.

Section 4.09 Non-Registration. The Shareholder understands that the CBI Exchange Shares have not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Shareholder’s representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the CBI Exchange Shares in accordance with the CBI Constituent Instruments or the laws of its jurisdiction of incorporation.

Section 4.10 Restricted Securities. The Shareholder understands that the CBI Exchange Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Shareholder pursuant hereto, the CBI Exchange Shares would be acquired in a transaction not involving a public offering. The issuance of the CBI Exchange Shares hereunder has not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of Exchange Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S. The Shareholder further acknowledges that if the CBI Exchange Shares are issued to the Shareholder in accordance with the provisions of this Agreement, such CBI Exchange Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Shareholder represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

Section 4.11 Legends. The Shareholder hereby agrees with CBI that the CBI Exchange Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE

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OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

ARTICLE V

SPECIAL COVENANTS

Section 5.01 Access to Properties and Records. CBI and WCGL will each afford to the officers and authorized representatives of the other full access to the properties, books and records of CBI or WCGL, as the case may be, in order that each may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of CBI or WCGL, as the case may be, as the other shall from time to time reasonably request. Without limiting the foregoing, as soon as practicable after the end of each fiscal quarter (and in any event through the last fiscal quarter prior to the Closing Date), each party shall provide the other with quarterly internally prepared and reviewed financial statements. In connection with this disclosure, WCGL and its affiliates and subsidiaries agree to enter into standard non-disclosure / non-trading agreements designed to comply with Regulation FD, as promulgated by the Commission.

Section 5.02 Third Party Consents and Certificates. CBI and WCGL agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 5.03 NASDAQ Compliance. CBI shall use its best efforts to cure its violation of NASDAQ’s continued listing requirements and to remain listed on the NASDAQ marketplace.

Section 5.04 Actions Prior to Closing.

(a) From and after the date of this Agreement until the Closing Date and except as set forth in the CBI Disclosure Schedules or WCGL Disclosure Schedules or as permitted or contemplated by this Agreement, CBI and WCGL respectively, will each:

(i) carry on its business in substantially the same manner as it has heretofore;

(ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

(iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

(iv) perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

(v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

(vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b) From and after the date of this Agreement until the Closing Date, neither CBI nor WCGL will:

(i) make any changes in their respective Constituent Instruments; and

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(ii) except as required by this Agreement, take any action outside the ordinary course of the Party’s business.

ARTICLE VI

CONDITIONS

Section 6.01 Conditions Precedent to Closing. The obligations of the Parties under this Agreement shall be and are subject to fulfillment, prior to or at the Closing, of each of the following conditions:

(a) That each of the representations and warranties of the Parties contained herein shall be true and correct at the time of the Closing Date as if such representations and warranties were made at such time except for changes permitted or contemplated by this Agreement; and

(b) That the Parties shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the Closing.

Section 6.02 Conditions to Obligations of CBI. The obligations of CBI shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

(a) CBI shall have received all of the deliveries referenced in Section 7.01 hereof;

(b) CBI shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transaction contemplated by this Agreement; and

(c) Within five business days of the execution of this Agreement, WCGL shall make available funds to Kaufman & Canoles for legal fees owed by CBI to Kaufman & Canoles an aggregate of $150,000 as follows: $30,000 within five (5) days of execution of this Agreement; $30,000 within five (5) days of CBI submitting a proxy to the SEC for the transaction that is the subject of this Agreement; $30,000 within five (5) days of the mailing of the definitive proxy described hereinbefore; and $60,000 upon consummation of the closing of the transaction contemplated by this Agreement.

Section 6.03 Conditions to Obligations of WCGL and the Shareholder. The obligations of WCGL and the Shareholder shall be subject to fulfillment prior to or at the Closing, of each of the following conditions:

(a) WCGL shall have received all of the deliveries referenced in Section 7.02 hereof;

(b) WCGL shall have received all of the regulatory, shareholder and other third party consents, permits, approvals and authorizations necessary to consummate the transactions contemplated by this Agreement;

(c) CBI shall have filed a proxy information statement concerning this Agreement with the SEC, the SEC shall have approved the proxy statement, the execution, delivery and performance of this Agreement, and each of the related traction agreements to which CBI is a party, and each such related agreement by CBI shall have been duly and validly authorized by the requisite number of CBI’s shareholders and CBI shall have filed a Form 8-K in connection with the execution of this Agreement with the SEC;

(d) CBI shall have maintained the business of Mimotopes Pty Limited (“Mimotopes”), with its principal executive office at 11 Duerdin Street, Clayton, Victoria 3168, in substantially the same manner as it had as of the date of this Agreement, and shall have maintained and kept the properties of Mimotopes in states of good repair and condition as it was as of the date of this Agreement;

(e) CBI shall have terminated the employment of all its employees related to the Richmond Business (the “Terminated Employees”), fulfilled its obligations to the Terminated Employees, including, without limitation, accrued salary, vacation, severance fees and vested benefits and any other amount due to any Terminated Employees, settled all employment contracts, if any, with the Terminated Employees, terminated the benefit plans of remaining employee related to Richmond Business, if any, in accordance with the applicable plan provisions, and to bear all

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expenses incurred in connection with such termination. WCGL understands that CBI may, to the extent permitted, elect to satisfy such obligations with payments in cash or CBI securities. CBI shall be responsible for complying with the requirements of applicable employment laws and regulations and for any and all costs, expenses or penalties that may arise as a result of the failure to do so. As of the Closing, to the best knowledge of CBI, there has been no pending or threatened labor dispute arising from the termination;

(f) Except for the mortgage on the Office Property, CBI and Mimotopes shall have used its best efforts to satisfy and pay other liabilities in full; and

(g) CBI shall have completed a 1-for-10 reverse stock split of the CBI Common Stock.

ARTICLE VII

DELIVERIES

Section 7.01 Items to be delivered to the WCGL and the Shareholder prior to or at Closing by CBI.

(a) the CBI Constituent Instruments and certificate of good standing of CBI in Virginia;

(b) the CBI Disclosure Schedules;

(c) all minutes and resolutions of Board of Directors and shareholder meetings in CBI’s possession;

(d) a shareholder list;

(e) all tax returns in possession of CBI;

(f) a resolution from CBI’s Board of Directors appointing the designees of the Shareholder to the CBI Board of Directors;

(g) a resolution from CBI’s Board of Directors, and if applicable, shareholder resolutions approving this transaction and authorizing the issuances of the shares hereto;

(h) notice of termination or letters of resignation from CBI’s current officers and named directors to be effective upon Closing and after the appointments described in this section;

(i) a certificate representing the CBI Exchange Shares issued in the name of the Shareholder;

(j) a certificate signed by a duly authorized officer of CBI certifying the satisfaction of the conditions precedents as set forth in Article VI; and

(k) any other document reasonably requested by the Shareholder that it deems necessary for the consummation of this transaction.

Section 7.02 Items to be delivered to CBI prior to or at Closing by WCGL and the Shareholder.

(a) the WCGL Disclosure Schedules;

(b) instructions from WCGL appointing its designees to the Company’s Board of Directors;

(c) share certificates and duly executed instruments of transfer for the WCGL Exchange Shares;

(d) resolutions from the Board of Directors of WCGL, if applicable, and shareholder resolutions approving the transactions contemplated hereby; and

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(e) any other document reasonably requested by the Company that it deems necessary for the consummation of this transaction.

ARTICLE VIII

TERMINATION

Section 8.01 Termination. This Agreement may be terminated as provided below:

(a) CBI and WCGL may terminate this Agreement by mutual written consent at any time prior to Closing;

(b) CBI may terminate this Agreement (i) in the event that WCGL or the Shareholder has breached any representation, warranty or covenant contained in this Agreement in any material respect; or (ii) if the Closing shall not have occurred on or before February 12, 2010 for any reason.

(c) WCGL may terminate this Agreement (i) in the event that CBI has breached any representation, warranty or covenant contained in this Agreement in any material respect; or (ii) if the Closing shall not have occurred on or before February 12, 2010 for any reason.

ARTICLE IX

INDEMNIFICATION

Section 9.01 Indemnification.

(a) WCGL hereby agrees to indemnify CBI and each of the officers, agents and directors of CBI as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever) (“Loss”), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article II of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(b) The Shareholder agrees to indemnify CBI and each of the officers, agents and directors of CBI as of the date of execution of this Agreement against any Loss, to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentations made under Article IV of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

(c) CBI hereby agrees to indemnify WCGL and each of the officers, agents, and directors of WCGL and the Shareholder as of the date of execution of this Agreement against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III of this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement for one year following the Closing.

ARTICLE X

MISCELLANEOUS

Section 10.01 Brokers. Except as set forth in Section 2.25 hereof, CBI and WCGL agree that there were no other finders, brokers, financial advisories, or consultants involved in bringing the parties together or who were instrumental in the negotiation, execution or consummation of this Agreement. CBI and WCGL each agrees to indemnify the other against any claim by any third person other than those described above for any commission,

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brokerage, or finder’s fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

Section 10.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to the matters of state law, with the laws of the Commonwealth of Virginia. Venue for all matters shall be in Richmond, Virginia without giving effect to principles of conflicts of law thereunder. Each of the parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the federal courts of the United States. By execution and delivery of this Agreement, each party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such party may now or hereafter have to object to such jurisdiction.

Section 10.03 Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by telecopy, overnight courier or registered mail or certified mail, postage prepaid, addressed as follows:

If to WCGL, to:

Room 2701, 27/F

Tesbury Centre, 28 Queens Road east

Wanchai, Hong Kong

With copies (which shall not constitute notice) to:

Anslow & Jaclin, LLP

Attn.: Richard I. Anslow, Esq.

195 Route 9 South, Suite 204

Manalapan, NJ 07726

Tel.: 732-409-1212

If to CBI, to:

Commonwealth Biotechnologies, Inc.

Attn.: CEO

601 Biotech Drive

Richmond, Virginia 23235

Tel.: (804) 648-3820

With copies (which shall not constitute notice) to:

Kaufman & Canoles, P.C.

Attn.: Bradley A. Haneberg, Esq.

Three James Center, 12th Floor

1051 E. Cary Street

Richmond, VA 23219

Tel.: 804-771-5700

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered, (ii) on the day after dispatch, if sent by overnight courier, (iii) upon dispatch, if transmitted by telecopy and receipt is confirmed by telephone and (iv) three (3) days after mailing, if sent by registered or certified mail.

Section 10.04 Attorneys’ Fees. In the event that either party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing party shall be reimbursed by the losing party for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

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Section 10.05 Confidentiality. Each party hereto agrees with the other that, unless and until the transactions contemplated by this Agreement have been consummated, it and its representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except (i) to the extent such data or information is published, is a matter of public knowledge, or is required by law or Commission rules and regulations to be published; or (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement. In the event of the termination of this Agreement, each party shall return to the other party all documents and other materials obtained by it or on its behalf and shall destroy all copies, digests, work papers, abstracts or other materials relating thereto, and each party will continue to comply with the confidentiality provisions set forth herein.

Section 10.06 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party’s schedules delivered pursuant to this Agreement.

Section 10.07 Third Party Beneficiaries. Other than Kaufman & Canoles, this contract is strictly between CBI, WCGL and the Shareholder, and, except as specifically provided, no director, officer, stockholder (other than the Shareholder), employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 10.08 Expenses. Except as otherwise referenced herein, whether or not the transaction contemplated hereby is consummated, each of CBI and WCGL will bear their own respective expenses, including legal, accounting and professional fees, incurred in connection with the Exchange or any of the other transactions contemplated hereby.

Section 10.09 Entire Agreement. This Agreement represents the entire agreement between the Parties relating to the subject matter thereof and supersedes all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter.

Section 10.10 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of two years.

Section 10.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 10.12 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may by amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 10.13 Best Efforts. Subject to the terms and conditions herein provided, each party shall use its best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable. Each party also agrees that it shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

CBI:

COMMONWEALTH BIOTECHNOLOGIES, INC., a Virginia corporation

	By:	/s/ Samuel P. Sears
		Name:	Samuel P. Sears
		Title:	Chairman, Executive Committee

WCGL:

WISE CENTURY GROUP LIMITED, a Hong Kong company

	By:	/s/ Hongyan Xu
		Name:	Hongyan Xu
		Title:	President

SHAREHOLDER:

ASIA PEPTIDE LIMITED, a British Virgin Islands company

	By:	/s/ Hongyan Xu
		Name:	Hongyan Xu
		Title:	President

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EXHIBIT C

Unaudited Pro Forma Combined Condensed

Consolidated Balance Sheet

As of September 30, 2009

	Commonwealth Biotechnologies	GL Biochem	Pro Forma Adjustments	Combined Pro Forma
Assets
Current Assets
Cash and cash equivalents	$320,750	$3,381,117	$—	$3,701,867
Investments	409	—	—	409
Accounts receivable	1,073,534	2,095,322	—	3,168,856
Inventories	—	2,272,832	—	2,272,832
Advances to suppliers	—	62,842	—	62,842
Subsidy Receivables	—	30,248	—	30,248
Due from related parties	—	433,006	—	433,006
Other current assets	47,957	4,731	—	52,688

Total current assets	1,442,650	8,280,098	—	9,722,748

Property and Equipment, net	6,335,508	4,855,533	—	11,191,041

Other Assets
Restricted cash	92,685	—	—	92,685
Land use right, net	—	633,727	—	633,727
Advance payment for construction		722,778		722,778
Goodwill	—	—	5,565,559	5,565,559

Total other assets	92,685	1,356,505	5,565,559	7,014,749

Total Assets	$7,870,843	$14,492,136	$5,565,559	$27,928,538

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,383,982	$866,019	$—	$2,250,001
Current maturities of long term debt	2,396,233	—	—	2,396,233
Customer deposits	—	555,199	—	555,199
Taxes payable	—	509,804	—	509,804
Dividend payable	—	2,385,992	—	2,385,992
Other current liabilities	153,124	140,681	—	293,805
Accrued payroll liabilities	558,916	—	—	558,916
Deferred revenue	—	—	—	—
Interest payable	139,635	—	—	139,635

Total current liabilities	4,631,890	4,457,695	—	9,089,585

Long-term debt less current maturities	2,526,760	—	—	2,526,760

Total Liabilities	7,158,650	4,457,695	—	11,616,345

Commitments, and contingencies	—	—	—	—
Stockholders equity
CBI - Preferred stock, no par value, 1,000,000 shares authorized - none outstanding	—	—	—	—
CBI - Common stock, no par value, 100,000,000 shares authorized; September 30, 2009 - 8,171,796 issued and outstanding	—	—	—	—
Additional paid-in-capital/Registered capital	25,258,820	4,726,736	10,873,264	40,858,820
Suplus reserve	—	886,420	(886,420)	—
Restricted stock	(25,083)	—	—	(25,083)
Other comprehensive income	1,021,025	1,087,674	(1,087,674)	1,021,025
Accumulated earnings (deficit)	(25,542,569)	3,333,611	(3,333,611)	(25,542,569)

Total stockholders’ equity	712,193	10,034,441	5,565,559	16,312,193

Total Liabilities and Stockholders’ Equity	$7,870,843	$14,492,136	$5,565,559	$27,928,538

Unaudited Pro Forma Combined Condensed

Consolidated Statement of Operations

For the Three Months Ended September 30, 2009

	Commonwealth Biotechnologies	GL Biochem	Pro Forma Adjustments	Combined Pro Forma
Net revenues	$2,030,663	$3,119,483	$—	$5,150,146
Cost of services	1,630,379	1,833,793	—	3,464,172

Gross profit	400,284	1,285,690	—	1,685,974

Selling, general and administrative	932,078	596,498	—	1,528,576
Research and Development	—	241,828	—	241,828

Operating Expenses	932,078	838,326	—	1,770,404

Operating loss	(531,794)	447,364	—	(84,430)

Other income (expense)
Realized losses	(8,045)	(2,521)	—	(10,566)
Interest income (expense)	(85,816)	2,241	—	(83,575)
Subsidy income	—	11,113	—	11,113
Amortization/Private Placement	(7,708)	—	—	(7,708)
Other income (expense)	159	(5,110)	—	(4,951)

Total other income (expense)	(101,410)	5,723	—	(95,687)

Income before taxes	(633,204)	453,087	—	(180,117)
Provision for income taxes	—	76,550	—	76,550

Net income (loss)	$(633,204)	$376,537	$—	$(256,667)

Earnings (loss) per common share, basic and diluted	$(0.20)	$0.01	$—	$—

Unaudited Pro Forma Combined Condensed

Consolidated Statement of Operations

For the Three Months Ended September 30, 2008

	Commonwealth Biotechnologies	GL Biochem	Pro Forma Adjustments	Combined Pro Forma
Net revenues	$2,206,814	$3,372,787	$—	$5,579,601
Cost of services	1,866,006	1,421,392	—	3,287,398

Gross profit	340,808	1,951,395	—	2,292,203

Selling, general and administrative	1,274,743	545,033	—	1,819,776
Research and Development	—	515,306	—	515,306

Operating Expenses	1,274,743	1,060,339	—	2,335,082

Operating profit (loss)	(933,935)	891,056	—	(42,879)

Other income (expense)
Realized losses	(51,861)	(8,253)	—	(60,114)
Interest income (expense)	(142,522)	1,561	—	(140,961)
Subsidy income	—	84,648	—	84,648
Loss on debt extinguishment	(1,202,419)			(1,202,419)
Amortization/Private Placement	(336,941)	—	—	(336,941)
Other income (expense)	1,775	(12,739)	—	(10,964)

Total other income (expense)	(1,731,968)	65,217	—	(1,666,751)

Income before taxes	(2,665,903)	956,273	—	(1,709,630)
Provision for income taxes	—	139,953	—	139,953

Income (loss) from continuing operations	(2,665,903)	816,320	—	(1,849,583)
Loss from discontinued operations	(1,121,759)	—	—	(1,121,759)

Net loss	$(3,787,662)	$816,320	$—	$(2,971,342)

Earnings (loss) per common share basic and diluted	$(0.08)	$0.03	$—	$(0.03)